As filed with the Securities and Exchange Commission on May 7, 2010
1933 Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐           Pre-Effective Amendment No. ____

☐           Post-Effective Amendment No. ____

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
(Exact Name of Registrant as Specified in Charter)

405 Park Avenue, 15th Floor
New York, NY 10022
 (Address of principal executive offices)

Registrant’s Telephone Number, including Area Code:  (212) 415-6500

Nicholas S. Schorsch
Business Development Corporation of America
405 Park Avenue, 15th Floor
New York, NY 10022
 (Name and address of agent for service)

COPIES TO:
John A. Good, Esq. Bass, Berry & Sims PLC 100 Peabody Place, Suite 900 Memphis, Tennessee 38103-3672 Tel: (901) 543-5901 Fax: (888) 543-4644

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box  ☒

It is proposed that this filing will become effective (check appropriate box): □ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Stock, $0.001 par value per share	$1,500,000,000	$106,950

(1) Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 7, 2010

PRELIMINARY PROSPECTUS

Maximum Offering of 150,000,000 Shares of Common Stock
Minimum Offering of 250,000 Shares of Common Stock

Business Development Corporation of America

Business Development Corporation of America is a newly organized specialty finance company and an American Realty Capital II, LLC sponsored fund.  Our investment objective is to generate current income and capital appreciation through purchases of corporate debt and other securities.

Upon the commencement of this offering, we will be an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. We intend to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a regulated investment company under the Internal Revenue Code of 1986, as amended. We expect to be managed by BDCA Adviser, LLC (the “Adviser”). We anticipate that BDCA Adviser, LLC will be formed in Delaware as a private investment management firm that will register as an investment adviser under the Investment Advisers Act of 1940, or the Advisers Act. Our Adviser will oversee the management of our activities and will be responsible for making investment decisions for our portfolio. Our Adviser may engage one or more sub-advisers to assist it in carrying out its activities as our investment adviser.

We are offering on a continuous basis up to 150,000,000 shares of our common stock at an initial offering price of $10.00 per share. We expect to engage Realty Capital Securities, LLC as the dealer manager of our offering. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $1,000 in shares of our common stock. We will not sell any shares unless by the date which is one year after the date of this prospectus we have sold shares producing gross offering proceeds of $2.5 million from persons who are not affiliated with us or the Adviser.  We refer to this threshold as the minimum offering requirement. All subscription payments will be held in an escrow account by Wells Fargo Bank N.A., or Wells Fargo, as escrow agent, for our subscribers’ benefit pending release to us after we satisfy the minimum offering requirement. If we do not satisfy the minimum offering requirement by one year after the date of this prospectus, Wells Fargo will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not receive any fees or expenses out of any funds returned to investors.

After meeting the minimum offering requirement and holding our initial closing, we will then sell our shares on a continuous basis at a price of $10.00; however, if our net asset value per share increases above $10.00 per share, we will increase the offering price to that price which, after deduction of selling commissions and dealer manager fees, will be equal to our net asset value per share. Therefore, persons who subscribe for shares in this offering must submit subscriptions for a fixed dollar amount rather than a number of shares and, as a result, may receive fractional shares of our common stock. We are required to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering for at least three years.

This is our initial public offering, and no public trading market exists for our shares. We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for the shares in the foreseeable future, although we intend to explore a potential liquidity event between five and seven years following the completion of our offering stage. Therefore, if you purchase shares you will likely have limited ability to sell your shares. See “Share Repurchase Program” and “Liquidity Strategy.”

Investing in our common stock may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 24 to read about the risks you should consider before buying shares of our common stock, including the risk of leverage.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the SEC as required. This information will be available free of charge by contacting us at 405 Park Avenue, 15th Floor, New York, NY 10022 or by telephone at (212) 415-6500 or on our website at www.bdc-america.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC, the Attorney General of the State of New York nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Except as specifically required by the Investment Company Act of 1940 and the rules and regulations thereunder, the use of forecasts is prohibited and any representation to the contrary and any predictions, written or oral, as to the amount or certainty of any present or future cash benefit or tax consequence which may flow from an investment in our common stock is not permitted.

	Per Share	Total Minimum	Total Maximum
Price to Public(1)	$10.00	$2,500,000	$1,500,000,000
Selling Commissions	$0.70	$175,000	$105,000,000
Dealer Manager Fee	$0.30	$75,000	$45,000,000
Net Proceeds (Before Expenses)(2)	$9.00	$2,250,000	$1,350,000,000

(1) Assumes all shares are sold at the initial offering price per share.
(2) We estimate that we will incur approximately $125,000 of expenses in connection with this offering if the minimum number of shares is sold and approximately $22.5 million of expenses if the maximum number of shares is sold.

The date of this prospectus is May 7, 2010.

Realty Capital Securities, LLC

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC to register a continuous offering of our shares of common stock. Periodically, as we make material investments or have other material developments we will provide a prospectus supplement that may add, update or change information contained in this prospectus. We will endeavor to avoid interruptions in the continuous offering of our shares of common stock, including, to the extent permitted under the rules and regulations of the SEC, filing an amendment to the registration statement with the SEC if our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement. There can be no assurance, however, that our continuous offering will not be suspended while the SEC reviews any such amendment until it is declared effective.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we have filed with the SEC includes exhibits that provide more detailed descriptions of certain matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.

You should rely only on the information contained in this prospectus. Neither we, nor the dealer manager have authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock. If there is a material change in the affairs of our company, we will amend or supplement this prospectus.

For information on the suitability standards that investors must meet in order to purchase shares of our common stock in this offering, see “Suitability Standards.”

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TABLE OF CONTENTS

ABOUT THIS PROSPECTUS	i
PROSPECTUS SUMMARY	1
FEES AND EXPENSES	13
COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER	15
QUESTIONS AND ANSWERS ABOUT THIS OFFERING	19
RISK FACTORS	24
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	43
ESTIMATED USE OF PROCEEDS	44
DISTRIBUTIONS	45
DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS	46
WHAT YOU SHOULD EXPECT WHEN INVESTING IN A BDC	52
INVESTMENT OBJECTIVES AND POLICIES	54
MANAGEMENT	63
PORTFOLIO MANAGEMENT	67
INVESTMENT ADVISORY AND MANAGEMENT SERVICES AGREEMENT	70
ADMINISTRATIVE SERVICES	78
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	79
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS	80
DISTRIBUTION REINVESTMENT PLAN	81
DESCRIPTION OF OUR SECURITIES	82
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	89
REGULATION	98
PLAN OF DISTRIBUTION	102
SUITABILITY STANDARDS	108
LIQUIDITY STRATEGY	109
SHARE REPURCHASE PROGRAM	110
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR	112
BROKERAGE ALLOCATION AND OTHER PRACTICES	112
LEGAL MATTERS	112
EXPERTS	112
AVAILABLE INFORMATION	113
PRIVACY NOTICE	114
APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully including the section entitled “Risk Factors,” before making a decision to invest in our common stock.

Unless otherwise noted, the terms “we,” “us,” “our,” and “Company” refer to Business Development Corporation of America; the terms “BDCA Adviser,” “Adviser” and the “Investment Adviser” refer to BDCA Adviser, LLC, a limited liability company that we expect to be formed in Delaware.

Business Development Corporation of America

We are a newly organized specialty finance company formed to make debt and equity investments in small and mid-sized companies.  Upon commencement of this offering, we will be an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act. We are therefore required to comply with certain regulatory requirements. We intend to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.  We are sponsored by American Realty Capital II Advisors, LLC and we expect to be managed by BDCA Adviser, LLC. We anticipate that BDCA Adviser, LLC will be formed in Delaware as a private investment management firm that will register as an investment adviser under the Investment Advisers Act of 1940, or the Advisers Act. Our Adviser will oversee the management of our activities and will be responsible for making investment decisions for our portfolio.

Our investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

•
Focus on small and mid-sized companies. We believe that there are relatively few finance companies focused on transactions involving small and mid-sized companies, and this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally will invest in established companies with positive cash flow. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base. Moreover, the target market is sizable. These smaller and middle market companies represent a significant portion of the U.S. economy and often require substantial capital investment to grow their businesses.

•
Utilize the experience and expertise of the principals of our Investment Adviser. The three principals of our to-be-formed Investment Adviser, namely Nicholas S. Schorsch, William M. Kahane and Peter M. Budko, have a broad network of contacts with financial sponsors, commercial and investment banks and leaders within a number of industries that we believe will produce significant proprietary investment opportunities outside the normal banking auction process. In addition, the principals of our anticipated Investment Adviser have over                years of collective experience working with middle market companies.

•
Employ disciplined underwriting policies and rigorous portfolio management. We expect to employ an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we will perform substantial diligence on potential investments, and seek to invest with management teams and/or private equity sponsors who have proven capabilities in building value. We will offer managerial assistance to our portfolio companies, giving them access to our investment experience, direct industry expertise and contacts, and allowing us to continually monitor their progress. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

•
Focus on long-term credit performance and principal protection. We will structure our loan investments on a conservative basis with high cash yields, first and/or second lien security interests where possible, cash origination fees, low leverage levels and strong deal protections. Our debt investments will have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections will reduce our risk of capital loss.

•
Diversification. We will seek to diversify our portfolio broadly among companies in a multitude of different industries, thereby reducing the concentration of credit risk in any one company or sector of the economy. We cannot guarantee that we will be successful in this effort.

Our Market Opportunity

We believe that the banking and financial services meltdown that began in the summer 2007 and the resulting credit crisis have created a unique opportunity for well-capitalized specialty financial services companies with experience in investing in middle market companies to make investments with attractive current yields and significant opportunities for sharing in new value creation as the United States economy recovers.  Our current opportunity is highlighted by the following factors:

•
There is a large pool of uninvested private equity capital likely to seek additional capital to support private investments. We believe there remains a large pool of uninvested private equity capital available to middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior secured and junior loans and equity co-investments from other sources, such as us.

•
The credit crises and consolidation among commercial banks has reduced the focus on middle-market business.  The commercial banks in the United States, which have traditionally been the primary source of capital to middle market companies, have experienced consolidation, unprecedented loan losses, capital impairments and stricter regulatory scrutiny, which have led to a significant tightening of credit standards and substantially reduced loan volume to the middle market.  Many financial institutions that have historically loaned to middle market companies have failed or been acquired, and we believe that larger financial institutions are now more focused on syndicated lending to larger corporations and are allocating capital to business lines that generate fee income and involve less balance sheet risk.  We believe this market dynamic will provide us with numerous opportunities to originate new debt and equity investments in middle market companies.

•
There is currently a limited market for collateralized debt obligations (“CDOs”) or collateralized loan obligations (“CLOs”).  Prior to the credit crisis, these asset-backed vehicles were used by many funds and BDCs to provide inexpensive capital to fund additional investments.  We also believe that some specialty finance companies that heavily utilized this funding vehicle may be forced to liquidate assets to meet obligations under these vehicles and may have limited access to equity capital due to their shrinking balance sheets, potentially providing us with opportunities to purchase loans at attractive values and also reducing competition for future investments.

•
Favorable Pricing Environment in the Secondary Loan Market. Lower valuation levels, combined with reduced liquidity in the secondary loan market, have created opportunities to acquire relatively high yielding senior and subordinated loans, both secured and unsecured, at potentially attractive prices.

Our Competitive Strengths

We believe that we have the following competitive advantages over other publicly-traded BDCs and other direct participation programs such as public non-traded REITs and public non-traded BDCs:

•	a management team with a substantial record of creating stockholder value through increasing distributions, periodic capital gains and stable net asset values;

•
extensive relationships with loan syndication and trading desks, private equity sponsors, lending groups, management teams, investment bankers, attorneys, accountants and other persons whom we believe will continue to provide us with significant investment opportunities.

Our Investment Objective and Policies

We are a newly organized specialty finance company. Our investment objective is to generate both current income and capital appreciation through purchases of corporate debt and other securities. We expect to be managed by BDCA Adviser, LLC.  Upon formation our Adviser will be controlled by Mr. Schorsch, our chairman and chief executive officer and Mr. Kahane, our president, chief operating officer and director. We expect to enter into an administrative agreement with either a third party administrator or an entity affiliated with our Adviser. Such Administrator will provide the administrative services, such as accounting, financial reporting, legal and compliance support and investor relations support, necessary for us to operate.

We anticipate investing the proceeds of this offering predominately in middle market companies.  We expect that each investment will range between $1 million and $25 million, although this investment size will vary proportionately with the size of our capital base.  We define middle market companies as those with annual revenues between $10 million and $500 million, and EBITDA of between $3 million and $75 million.  We anticipate that our investments will take the form of direct loans on both a secured and unsecured basis and equity investments as well as investments, predominately loans, acquired from banks, other specialty finance companies, private equity sponsors and other investors in secondary market transactions, including loan syndications.

In most cases, companies in which we invest will be privately held at the time we invest in them.  While the structure of our investments is likely to vary, we may invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. In addition, to the extent allowed by the 1940 Act and consistent with our continued qualification as a RIC, we may also invest in loans of larger companies which are more liquid in order to diversify our investment portfolio.

While our primary focus will be to seek current income through investment in the debt and/or distribution-paying equity securities of eligible privately-held companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. All such investments will be made in compliance with the 1940 Act and in a manner that will not jeopardize our status as a RIC.

For a discussion of the risks inherent in our portfolio investments, see “Risk Factors—Risks Relating to our Investments.”

About BDCA Adviser, LLC

We anticipate that BDCA Adviser, LLC will be our adviser.  We expect that BDCA Adviser, LLC will be formed as a Delaware limited liability company and will register as an investment adviser under the Advisers Act prior to our initial closing.  We anticipate that BDCA Adviser, LLC will be majority owned by American Realty Capital II, LLC.  American Realty Capital II, LLC is majority owned by Nicholas S. Schorsch, William M. Kahane, Peter M. Budko, Brian S. Block and Edward M. Weil, Jr.  Each of these individuals is an executive officer of American Realty Capital Trust, Inc., a non-traded public REIT that focuses on acquiring a diversified portfolio of freestanding, single-tenant retail and commercial properties that are net leased to investment grade and other creditworthy tenants, and American Realty Capital New York Recovery REIT, Inc., a non-traded public REIT that focuses on acquiring high quality income-producing commercial real estate located in the New York MSA, and, in particular, New York City, with a focus on office and retail properties. We expect that Messrs. Schorsch, Kahane and Budko will be the principal officers of the Adviser.

Nicholas S. Schorsch is the Chairman and Chief Executive Officer of American Realty Capital Trust, Inc. (“ARCT”) and American Realty Capital New York Recovery REIT, Inc.  Mr. Schorsch has also been the Chief Executive Officer of American Realty Capital Trust, Inc., American Realty Capital Properties, LLC, and American Realty Capital Advisors, LLC.  From September 2006 to July 2007, Mr. Schorsch was Chief Executive Officer of American Realty Capital, LLC, a real estate investment firm.  Mr. Schorsch formed Realty Capital Securities, LLC (“RCS”), a registered broker-dealer and FINRA member firm as an open architecture broker-dealer in the real estate investment program space. RCS is focused exclusively on the distribution of quality public and private direct investment programs, and currently serves as the dealer-manager for the following publicly registered, non-traded REITs: American Realty Capital Trust, Inc., Healthcare Trust of America Inc., and United Development Funding IV, and subject to regulatory approval, has been designated as the dealer-manager for the American Realty Capital New York Recovery REIT, Inc., and the Phillips Edison ARC Shopping Center REIT, Inc. Mr. Schorsch founded and formerly served as President, CEO and Vice-Chairman of American Financial Realty Trust (“AFRT”), a NYSE-listed REIT, from its inception in September 2002 until August 2006.  At the time, the IPO was the 2nd largest real estate IPO in U.S. history. American Financial Realty Trust invested exclusively in offices, operations centers, bank branches, and other operating real estate assets net leased to tenants in the financial services industry, such as banks and insurance companies.  Through American Financial Resource Group and its successor corporation, American Financial Realty Trust, Mr. Schorsch executed in excess of 1,000 acquisitions of businesses and real estate properties with transactional value of approximately $5 billion. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as CEO and President of American Financial Resource Group (“AFRG”), American Financial Realty Trust’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in various industries, including printing and financial services.  While CEO of AFRG, Mr. Schorsch was involved in multiple ventures, including mergers & acquisitions, corporate lending, financial consulting and operating businesses. Under AFRG, Mr. Schorsch manufactured products for both consumers and military use, including: sanitary towelettes; grounding discharge reels; and water bottle and snack package labels. Additionally, Mr. Schorsch acquired and immediately disposed of an adhesive manufacturing company and has owned and operated cemeteries and funeral homes. Prior to American Financial Resource Group, Mr. Schorsch served as President of a non-ferrous metal product manufacturing business, Thermal Reduction.  He successfully built the business through mergers and acquisitions, having acquired chemical and metalogical testing facilities, die cast and metal cast materials and other manufacturing firms in the United States. Mr. Schorsch sold his interests to Corrpro (NYSE) in 1994.

William M. Kahane has served as President, Chief Operating Officer and Treasurer of ARCT since its formation in 2007. He has also been the President, Chief Operating Officer and Treasurer of American Realty Capital Properties, LLC, and the American Realty Capital Advisors, LLC since their formation in 2007. Mr. Kahane has served as President, Treasurer and Director of American Realty Capital New York Recovery REIT, Inc. since its formation in 2009. He has also served as President and Treasurer of New York Recovery Properties, LLC and New York Recovery Advisors, LLC since their formation in 2009.  Mr. Kahane has been active in the acquisition, structuring and financial management of commercial real estate investments for over 35 years. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 – 1979.  From 1981 – 1992, Mr. Kahane worked at Morgan Stanley & Co., specializing in real estate, becoming a Managing Director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the Chairman. Mr. Kahane worked very closely with Mr. Schorsch while a trustee at AFRT (April 2003 to August 2006), during which time Mr. Kahane served as chairman of the finance committee of the board of trustees. Mr. Kahane has been a managing director of GF Capital Management & Advisors LLC, a New York-based merchant banking firm, where he has directed the firm’s real estate investments since 2001. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Since 2008, Mr. Kahane has served as a member of the Investment Committee of Aetos Capital Asia III Advisors LLC, an investment fund managed by Aetos Capital which is focused on investments in real estate and related assets primarily in Japan and China. From 1997 until 2005, Mr. Kahane also was on the board of directors of Catellus Development Corp., an NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an M.B.A from Stanford University’s Graduate School of Business where he was a Mason Smith Fellow and received a Japan Foundation Grant. Mr. Kahane serves as a trustee of Occidental College and is a member of the Board of Trustees of Temple Emanu-El in New York City.

Peter M. Budko has served as Executive Vice President and Chief Investment Officer of ARCT since its formation in 2007.  He has also been the Executive Vice President and Chief Investment Officer of American Realty Capital Properties, LLC and American Realty Capital Advisors, LLC since their formation in 2007. Mr. Budko has served as Executive Vice President and Chief Operating Officer of American Realty Capital New York Recovery REIT, Inc. since its formation in October 2009.  He has also been the Executive Vice President and Chief Operating Officer of New York Recovery Properties, LLC and New York Recovery Advisors, LLC since their formation in 2009.  Mr. Budko is responsible for structuring our most complex transactions; LBOs, sale-leasebacks and JVs.  Mr. Budko brings to BDCA Adviser, LLC his in depth experience and intimate knowledge of structured finance, credit analysis, and the net lease space.  Mr. Budko, a structured finance authority, has over 20 years of experience with net leased and single tenant real estate as both a principal and as an advisor. Mr. Budko founded and formerly served as managing director and group head of the Structured Asset Finance Group, a division of Wachovia Capital Markets, LLC from February 1997 – January 2006. In his role at Wachovia, Mr. Budko structured, negotiated, and financed some of the bank’s largest real estate transactions. His in depth understanding of the capital markets and of U.S. real estate accounting treatment made him an invaluable contributor to the deal structuring process.  While at Wachovia, Mr. Budko was primarily responsible for acquiring over $5 billion of net leased real estate assets. He also was head of Wachovia Exchange Services, a unit of Wachovia that provides advisory and administrative services on tax-free exchanges. Prior to Wachovia, Mr. Budko worked in the Corporate Real Estate Finance Group at NationsBank Capital Markets (predecessor to Bank of America Securities) from 1987-1997, becoming head of the group in 1990. At NationsBank, he was responsible for advising corporations on various real estate financing alternatives for corporate-owned and occupied properties, closing in excess of $3 billion of transactions.  Mr. Budko received a B.A. in Physics from the University of North Carolina.

About American Realty Capital II Advisors, LLC

American Realty Capital II Advisors, LLC (“ARC Sponsor” or “Sponsor”) is a wholly owned subsidiary of American Realty Capital II, LLC.  American Realty Capital II, LLC is majority owned by Nicholas S. Schorsch, William M. Kahane, Peter M. Budko, Brian S. Block and Edward M. Weil, Jr.  Each of these individuals is an executive officer of American Realty Capital Trust, Inc., a non-traded public REIT that focuses on acquiring a diversified portfolio of freestanding, single-tenant retail and commercial properties that are net leased to investment grade and other creditworthy tenants and American Realty Capital New York Recovery REIT, Inc., a non-traded public REIT that focuses on acquiring high quality income-producing commercial real estate located in the New York MSA, and, in particular, New York City, with a focus on office and retail properties.  Messrs. Schorsch and Kahane have many years of experience in private equity, investment banking and real estate acquisitions and finance and have served as executive officers and directors of NYSE-listed companies in the REIT and real estate development industries. In addition, our Sponsor is also the adviser of Phillips Edison - ARC Shopping Center REIT, Inc., a non-traded REIT that is currently in registration with the SEC.

Plan of Distribution

We are offering on a continuous basis up to 150,000,000 shares of our common stock at an initial offering price of $10.00 per share. The dealer manager is not required to sell any specific number or dollar amount of shares but will use its best efforts to sell the shares offered. The minimum permitted purchase is $1,000 in shares of our common stock. We will not sell any shares unless by the date which is one year after the date of this prospectus we have sold shares producing gross offering proceeds of $2.5 million from persons who are not affiliated with us or our Adviser.  We refer to this threshold as the minimum offering requirement. All subscription payments will be held in an escrow account by Wells Fargo Bank N.A., or Wells Fargo, as escrow agent, for our subscribers’ benefit pending release to us after we satisfy the minimum offering requirement. If we do not satisfy the minimum offering requirement by one year after the date of this prospectus, Wells Fargo will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not receive any fees or expenses out of any funds returned to investors.  At such time as we have met our minimum offering requirement, subscription funds held by Wells Fargo will be released from escrow to us within approximately 30 days and investors with subscription funds held in the escrow will be admitted as stockholders as soon as practicable, but in no event later than 15 days after such release. After meeting the minimum offering requirement and holding our initial closing, we will then sell our shares on a continuous basis at a price of $10.00; however, if our net asset value per share increases above $10.00 per share, we will increase the offering price to that price which, after deduction of selling commissions and dealer manager fees, will be equal to our net asset value per share. Therefore, persons who subscribe for shares in this offering must submit subscriptions for a fixed dollar amount rather than a number of shares and, as a result, may receive fractional shares of our common stock. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.bdc-america.com.

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater then $1,000 and pay such amount at the time of subscription. You should make your check payable to “Wells Fargo, as agent for Business Development Corporation of America.” Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Pending acceptance of your shares, proceeds will be deposited into an interest-bearing account. Any interest accrued between the time subscription proceeds are received and the time shares are accepted will be used to purchase additional shares or fractions thereof. See “How to Subscribe.”

Suitability Standards

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that investors will likely have limited ability to sell their shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of our Adviser, and (e) the tax consequences of the investment. For additional information, including special suitability standards for residents of Alabama, Arizona, Iowa, Kansas, Kentucky, Massachusetts, Michigan, Nebraska, Ohio and Oregon, see “Suitability Standards.”

How to Subscribe

Investors who meet the suitability standards described herein may purchase shares of our common stock. Investors seeking to purchase shares of our common stock should proceed as follows:

•	Read this entire prospectus and all appendices and supplements accompanying this prospectus.

•	Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A.

•
Deliver a check for the full purchase price of the shares of our common stock being subscribed for along with the completed subscription agreement to the selected broker-dealer. You should make your check payable to “Wells Fargo, as agent for Business Development Corporation of America.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.

•
By executing the subscription agreement and paying the total purchase price for the shares of our common stock subscribed for, each investor attests that he meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within 30 days of receipt by us and, if rejected, all funds shall be returned to subscribers with interest and without deduction for any expenses within ten business days from the date the subscription is rejected. We are not permitted to accept a subscription for shares of our common stock until at least five business days after the date you receive this prospectus.

An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Estimated Use of Proceeds

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments primarily in small and mid-sized companies in accordance with our investment objectives and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. Based on current market conditions, we anticipate that it may take several months to fully invest the initial proceeds we receive in connection with this offering after meeting our minimum offering requirement, depending on the availability of investment opportunities that are consistent with our investment objectives and strategies. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives.

Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our status as a BDC and our election to be taxed as a RIC. During this time, we may employ a portion of the net proceeds to pay operating expenses, distributions to stockholders, and for general corporate purposes. In addition, during this time we will pay management fees to our Adviser as described elsewhere in this prospectus.  See “Estimated Use of Proceeds.”

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell: (1) the minimum number of shares required to meet our minimum offering requirement, or 250,000 shares and (2) the maximum number of shares registered in this offering, or 150,000,000. The amount of net proceeds may be more or less than the amounts set forth in the table below depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross Proceeds	$2,500,000	100.0%	$1,500,000,000	100.0%
Less:
Selling Commission	$175,000	7.0%	$105,000,000	7.0%
Dealer Manager Fee	$75,000	3.0%	$45,000,000	3.0%
Offering Expenses	$125,000	5.0%	$22,500,000	1.5%
Net Proceeds/Amount Available for Investments	$2,125,000	85.0%	$1,327,500,000	88.5%

Share Repurchase Program

We do not currently intend to list our securities on any securities exchange and do not expect a public market to develop for the shares in the foreseeable future. Therefore, stockholders should expect to have limited ability to sell their shares. See “Share Repurchase Program.”

Beginning 12 months after meeting our minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our board of directors unless, in the judgment of the independent members of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. We anticipate making periodic repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934 and the 1940 Act. In months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our weekly closings for the sale of shares in this offering.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of additional shares under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from principal repayments or other liquidation of debt and equity securities as of the end of the applicable period to repurchase shares. We do not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter. We further anticipate that we will offer to repurchase such shares during the offering period at a price equal to 90% of the offering price set forth on the cover of this prospectus and after the offering period at a price equal to our net asset value per share at the time of repurchase.  We will not be obligated to commence repurchase offers at any time.

In deciding whether to commence repurchase offers, our board of directors will consider the requests it has received from stockholders. If you wish to tender your shares to be repurchased you must either tender at least 25% of the shares you purchased in the offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $1,000 worth of shares following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you will likely not be able to dispose of your shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act.

We intend to seek exemptive relief from Regulation M under the Securities Exchange Act of 1934, as amended, in connection with our proposed share repurchase program. See “Share Repurchase Program.”

Liquidity Strategy

We do not currently intend to list our shares on an exchange and do not expect a public trading market to develop for the shares in the foreseeable future.  We intend to explore a potential liquidity event for our stockholders between five and seven years following the completion of our offering stage. However, we may explore or complete a liquidity event sooner than that time period. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public equity offering in any continuous two year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. While our intention is to explore a potential liquidity event between five and seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interests of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.  Should we seek to internalize our management structure, you should be aware that such internalization might involve the purchase of our Adviser or an alternative transaction structure that could create a conflict of interest between us and our management team.  If we undertake such an internalization, any such transaction will be negotiated and overseen by our disinterested directors.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

Management Fees

We anticipate entering into an investment advisory and management services agreement with our Adviser. Under the proposed investment advisory and management services agreement, we will pay our Adviser a fee for its services under an investment advisory and management services agreement consisting of two components – a base management fee and an incentive fee. The base management fee will be calculated at a quarterly rate of 0.5% of our gross assets.

The incentive fee will consist of three parts. The first part will be calculated and payable quarterly in arrears based upon our pre-incentive fee net investment income for the immediately preceding quarter, and will be subject to a hurdle and a catch-up feature.

The second part will be calculated and payable quarterly in arrears (or upon termination of the investment advisory and management agreement, as of the termination date) and will equal 20% of our realized capital gains on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The third part of the incentive fee, which we refer to as the liquidation incentive fee, will equal 20% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation. See “Investment Advisory and Management Services Agreement—Management Services Fee” for a description of the management services fee payable to our Adviser pursuant to such agreement.

Administration

We expect to enter into an administration agreement with either a third-party administrator or an entity affiliated with our Adviser. The Administrator will be reimbursed for administrative expenses it incurs on our behalf. See “Administrative Services.”

Conflicts of Interest

Our Adviser and our Sponsor and certain of their affiliates will have certain conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•
Our ARC Sponsor and its affiliates must allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including the other ARC-sponsored programs, as well as any programs ARC affiliates may sponsor in the future;

•
The compensation payable by us to our Adviser and other affiliates will be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation is payable, in most cases, whether or not our stockholders receive distributions and may be based in part on the value of assets acquired with leverage;

•
Regardless of the quality of the assets acquired, the services provided to us or whether we pay distributions to our stockholders, our Adviser will receive certain fees in connection with the management and sale of our portfolio companies;

•
Our Adviser and our ARC Sponsor and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Adviser and our sponsor; and

•
To the extent permitted by the 1940 Act and staff interpretations, our Adviser may determine it appropriate for us and one or more other investment accounts managed by our Adviser or any of their respective affiliates to participate in an investment opportunity. To the extent required, we will seek exemptive relief from the SEC to engage in co-investment opportunities with our Adviser and/or its affiliates. There can be no assurance that we will obtain such exemptive relief. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

•
Since Realty Capital Securities, LLC, the dealer manager that we expect to engage, is an affiliate of our Sponsor you will not have the benefit of an independent due diligence review and investigation of the type normally performed by an independent underwriter in connection with the offering of securities.

Risk Factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. The following are some of the risks you will take in investing in our shares:

•
We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments issued by private companies. For our senior secured and second lien loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Mezzanine debt investments are typically unsecured, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment.

•
We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.  Moreover, any assets we may acquire with leverage will be subject to base management fees payable to our Adviser.

•
Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These conditions may make it more difficult for us to achieve our investment objectives.

•
We have not identified specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock.

•
A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

•
We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives.

•	Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares.

•
The amount of any distributions we pay is uncertain. Our distributions to our stockholders may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we pay may represent a return of capital to you.

•
We intend to qualify as a RIC but may fail to do so. Such failure would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance.

•
As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

•	We will be subject to financial market risks, including changes in interest rates which may have a substantial negative impact on our investments.

•
The potential for our Adviser to earn incentive fees under the investment advisory and management services agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be the case, and our Adviser may have an incentive to increase portfolio leverage in order to earn higher base management fees.

•	This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.

•
Our Adviser and its affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner but which may result in actions that are not in your best interests.

•
After meeting the minimum offering requirement, the purchase price at which you purchase shares will be determined at each weekly closing date. As a result, your purchase price may be higher than the prior weeklyclosing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior weekly closing price.

•
Our portfolio investments, especially until we raise significant capital from this offering, may be concentrated in a limited number of portfolio companies, which would magnify the effect of any losses suffered by a few of these investments.

•
One of our potential exit strategies is to list our shares for trading on a national exchange, and shares of publicly traded closed-end investment companies frequently trade at a discount to their net asset value. In such case, we would not be able to predict whether our common stock would trade above, at or below net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline.

See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Reports to Stockholders

Both our quarterly reports on Form 10-Q and our annual reports on Form 10-K will be made available on our website at www.bdc-america .com at the end of each fiscal quarter and fiscal year, as applicable.  These reports will also be available on the SEC’s website at www.sec.gov.

Distributions

We intend to authorize and declare distributions quarterly and pay distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare a quarterly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for U.S. federal income tax purposes. See “Material U.S. Federal Income Tax Considerations.” There can be no assurance that we will be able to pay distributions at a specific rate or at all.

Distribution Reinvestment Plan

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our common stock. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution reinvestment plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. We expect to coordinate distribution payment dates so that the same price that is used for the weekly closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. Your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the weekly closing immediately following the distribution payment date. See “Distribution Reinvestment Plan.”

Taxation

We intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gain that we distribute to our stockholders from our tax earnings and profits. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to  U.S. federal excise, state, local and foreign taxes. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at 405 Park Avenue, 15th Floor, New York, NY 10022. We maintain a website at www.bdc-america.com.  Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Business Development Corporation of America,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:

Expenses (as a percentage of offering price)(1)
Sales load to dealer manager(2)	10.00%
Offering expenses borne by us(3)	1.50%
Distribution reinvestment plan expenses(4)	—
Total stockholder transaction expenses	11.50%

Annual expenses (as a percentage of net assets attributable to common stock)(1)
Base management fee(5)	2.00%
Incentive fees payable under our proposed investment advisory and management services agreement(6)	0.00%
Interest payments on borrowed funds(7)	3.00%
Other expenses	1.40%
Acquired fund fees and expenses(8)	0.00%
Total Annual Expenses	6.40%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a selling commission of 7.0% and a dealer manager fee of 3.0% with respect to common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return: (1)	$180	$311	$443	$772

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the greater of 95.0% of the most recent offering price or at such price necessary to ensure that shares are not sold at a price that is below net asset value. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

(1)
Amount assumes we sell $150 million worth of our common stock in this offering which represents the amount we expect to sell during the twelve months following the commencement of the offering and also assumes we borrow funds equal to 50.0% of our net assets. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to meet the Minimum Offering Requirement only, our expenses as a percentage of the offering price would be significantly higher. There can be no assurance that we will sell $150 million worth of our common stock.

(2)	“Sales load” includes selling commissions of 7.0% and dealer manager fees of 3.0%.

(3)	Amount reflects estimated offering expenses to be paid by us of up to $2.25 million if we raise $150 million in gross proceeds, including due diligence expenses associated therewith.

(4)	The expenses of administering our distribution reinvestment plan are included in “Other expenses.”

(5)
Our base management fee under the proposed investment advisory and management services agreement will be payable quarterly in arrears, and will be calculated at a quarterly rate of 0.5% of the average value of our gross assets. See “Investment Advisory and Management Services Agreement—Advisory Fee.”

(6)
Based on our current business plan, we anticipate that we will begin to make investments in portfolio companies as soon as practicable after we meet our minimum offering requirement, and we may have capital gains and interest income that could result in the payment of an incentive fee to our Adviser in the first year after completion of this offering. However, the incentive fee payable to our Adviser is based on our performance and will not be paid unless we achieve certain performance targets. As we cannot predict whether we will meet the necessary performance targets, we have assumed that no incentive fee will be paid for purposes of this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies, and realize capital gains upon the sale of equity investments in our portfolio companies. We anticipate that the incentive fee will consist of three parts. The first part will be calculated and payable quarterly in arrears based upon our pre-incentive fee net investment income for the immediately preceding quarter, and will be subject to a hurdle and a catch-up feature.

The second part of the incentive fee will be calculated and payable quarterly in arrears (or upon termination of the investment advisory and management agreement, as of the termination date) and will equal 20.0% of our realized capital gains on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The third part of the incentive fee, which we refer to as the liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation. See “Investment Advisory and Management Services Agreement—Management Services Fee” for a full explanation of how the incentive fee is calculated.

(7)
We may borrow funds to make investments, including before we have fully invested the initial proceeds of this offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by our investors. The figure in the table assumes we borrow for investment purposes an amount equal to 50.0% of our net assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 6.0%.Our ability to incur leverage during the twelve months following the commencement of this offering depends, in large part, on whether we meet our minimum offering requirement and, if so, the amount of money we are able to raise through the sale of shares registered in this offering.

(8)
From time to time, we may invest in the securities or other investment instruments of public investment companies or BDCs. In addition, we may invest in private investment companies in limited circumstances under the 1940 Act. If we were to make such investments, we would incur fees and our stockholders would pay two levels of fees. As we have not decided to what extent we may make any such investments, any estimate of the amount of such fees would be highly speculative.

COMPENSATION OF THE DEALER MANAGER AND THE INVESTMENT ADVISER

The dealer manager will receive compensation and reimbursement for services relating to this offering, and we will compensate our Adviser for the investment and management of our assets. We anticipate entering into an investment advisory and management services agreement with BDCA Adviser, LLC. The most significant items of compensation, fees, expense reimbursements and other payments that we expect to pay to these entities and their affiliates are included in the table below. The selling commissions and dealer manager fee may vary for different categories of purchasers. See “Plan of Distribution.” This table assumes the shares are sold through distribution channels associated with the highest possible selling commissions and dealer manager fees. For illustrations of how the base management fee, the incentive fee on income, the incentive fee on capital gains during operations and the liquidation incentive fee are calculated, see “Investment Advisory and Management Services Agreement—Advisory Fees.”

Type of Compensation	Determination of Amount	Estimated Amount for Maximum Offering (150,000,000 Shares) (1)

	Fees to the Dealer Manager
Sales Load
Selling commissions(2)	7.0% of gross offering proceeds from the offering; all selling commissions are expected to be reallowed to selected broker-dealers.	$105,000,000
Dealer manager fee(2)	3.0% of gross proceeds, of which up to 1.5% may be reallowed to selected broker- dealers.	$45,000,000
	Reimbursement to Our Investment Adviser
Other organization and offering expenses(3)	We will reimburse our Adviser for the organizational and offering costs it has incurred on our behalf only to the extent that the reimbursement would not cause the selling commissions, dealer manager fee and the other organizational and offering expenses born by us to exceed 15.0% of the gross offering proceeds as the amount of proceeds increases. Based on our current estimate, we estimate that these expenses would be $22.5 million, or 1.5% of the gross offering proceeds, if we use the maximum amount offered.	$22,500,000
	Investment Adviser Fees
Base management fee	The base management fee will be calculated at a quarterly rate of 0.5% of our average gross assets and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of our Adviser. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as our Adviser shall determine.	$26,550,000

Income Incentive Fee(4)(5)
The income incentive fee will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter.  For this purpose, pre-incentive fee net investment income means interest income, dividend and distribution income from equity investments (but excluding that portion of cash distributions that are treated as a return of capital) and any other income (including any other fees other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement to our Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee).  Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash.
Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.  Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).  Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% annualized base management fee.  We will pay our Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•      no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the “hurdle rate” of 1.75%;

•     100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized with a 7% annualized hurdle rate). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and
These amounts cannot be estimated since they are based upon the performance of the assets held by us. We have not commenced operations and have no prior performance.

•     20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized with a 7% annualized hurdle rate) is payable to our Adviser (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to our Adviser).

Capital Gains Incentive Fee
The capital gains incentive fee will be determined and payable in arrears as of the end of each quarter (or upon termination of the investment advisory and management services agreement, as of the termination date), and will equal 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

These amounts cannot be estimated since they are based upon the performance of the assets held by the Company. The Company has not commenced operations and has no prior performance.
Liquidation Incentive Fee
The liquidation incentive fee will equal 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as measured immediately prior to liquidation. Adjusted capital shall mean: cumulative gross proceeds generated from sales of our common stock (including our distribution reinvestment plan) reduced for distributions to investors of proceeds from non-liquidating dispositions of our investments and amounts paid for share repurchases pursuant to our share repurchase program.

These amounts cannot be estimated since they are based upon the performance of the assets held by the Company. The Company has not commenced operations and has no prior performance.
Other Expenses
Other Operating Expenses(3)
We will reimburse the expenses incurred by our Administrator in connection with its provision of administrative services to us, including the compensation payable by our Administrator to our chief financial officer and chief compliance officer and other administrative personnel of our Administrator. We will not reimburse for personnel costs in connection with services for which our Administrator receives a separate fee. We expect to enter into an administrative agreement with either a third party administrator or an entity affiliated with our Adviser.
Actual expenses are dependent on actual expenses incurred by our Administrator and therefore cannot be determined at this time

(1) Assumes all shares are sold at $10.00 per share with no reduction in selling commissions or dealer manager fees.

(2) The selling commission and dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. No selling commission or dealer manager fee will be paid in connection with sales under our distribution reinvestment plan. In addition, we may reimburse our dealer manager for due diligence expenses included in detailed and itemized invoices.

(3) After raising at least $2.5 million in gross offering proceeds from persons who are not affiliated with us or our Adviser, we expect to begin directly incurring some organizational and offering expenses, as well as other expenses. The organizational and offering expense and other expense reimbursements may include a portion of costs incurred by our Adviser, its members and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including for marketing, salaries and direct expenses of its employees, employees of its affiliates and others while engaged in registering and marketing the shares of our common stock, which shall include development of marketing and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. Any such reimbursements will not exceed actual expenses incurred by our Adviser, its members or affiliates. Our  Sponsor will be responsible for the payment of our cumulative organizational and offering expenses to the extent they exceed the greater of $125,000 or 1.5% of the aggregate proceeds from the offering.

(4) A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in an increase in the amount of incentive fees payable to our Adviser.

(5) As the quarterly pre-incentive fee net investment income rises from 2.0% to 2.5%, the “catch-up” feature allows our Adviser to recoup the fees foregone as a result of the existence of the investor’s preferred quarterly return.

Certain of the advisory fees payable to our Adviser are not based on the performance of our investments. See “Investment Advisory and Management Services Agreement” and “Certain Relationships and Related Party Transactions” for a more detailed description of the fees and expenses payable to our Adviser, the dealer manager and their affiliates and the conflicts of interest related to these arrangements.

QUESTIONS AND ANSWERS ABOUT THIS OFFERING

Set forth below are some of the more frequently asked questions and answers relating to our structure, our management, our business and an offering of this type. See “Prospectus Summary” and the remainder of this prospectus for more detailed information about our structure, our business, and this offering.

Q:           What is a “BDC”?

A:           BDCs are closed-end management investment companies that elect to be treated as business development companies under the 1940 Act. As such, BDCs are subject to only certain provisions of the 1940 Act, as well as the Securities Act of 1933 and the Securities Exchange Act of 1934. BDCs make investments in private or thinly-traded public companies in the form of long-term debt or equity capital, with the goal of generating current income and/or capital growth. BDCs can be internally or externally managed and, if certain requirements are met, may qualify to elect to be taxed as “regulated investment companies” for federal tax purposes.

Q:           What is a “RIC”?

A:           A “RIC” is an entity that has elected to be treated and qualifies as a regulated investment company under Subchapter M of the Code. A RIC generally does not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders from its tax earnings and profits. To qualify as a RIC, a company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, in order to obtain RIC tax treatment, a company must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to  U.S. federal excise, state, local and foreign taxes.  See “Material U.S. Federal Income Tax Considerations” for more information regarding RICs.

Q:           Who will choose which investments to make?

A:           All investment decisions made by our Adviser will require the approval of its investment committee. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and, beginning with the second anniversary of the date of the execution of the investment advisory and management services agreement, will annually review the compensation we pay to our Adviser and determine that the provisions of the investment advisory and management services agreement are carried out.

Q:           What is the experience of our Adviser?

A:           We anticipate that BDCA Adviser, LLC will be our adviser.  We expect that BDCA Adviser, LLC will be formed as a Delaware limited liability company and will register as an investment adviser under the Advisers Act prior to our initial closing.  We anticipate that BDCA Adviser, LLC will be majority owned by American Realty Capital II, LLC.  American Realty Capital II, LLC is majority owned by Nicholas S. Schorsch, William M. Kahane, Peter M. Budko, Brian S. Block and Edward M. Weil, Jr.  Each of these individuals is an executive officer of American Realty Capital Trust, Inc., a non-traded public REIT that focuses on acquiring a diversified portfolio of freestanding, single-tenant retail and commercial properties that are net leased to investment grade and other creditworthy tenants, and American Realty Capital New York Recovery REIT, Inc., a non-traded public REIT that focuses on acquiring high quality income-producing commercial real estate located in the New York MSA, and, in particular, New York City, with a focus on office and retail properties. We expect that Messrs. Schorsch, Kahane and Budko will be the principal officers of the Adviser. Our anticipated Adviser will have no operating history or experience managing a public company.  However, the principals of our expected Adviser, namely Messrs. Schorsh and Kahane, collectively have over 50 years of investing in middle market companies.

Q:           What is the experience of our ARC sponsor?

A:           American Realty Capital II, LLC, our sponsor, is majority owned by Nicholas S. Schorsch, William M. Kahane, Peter M. Budko, Brian S. Block and Edward M. Weil, Jr. Each of these individuals is an executive officer of American Realty Capital Trust, Inc., a non-traded public REIT that focuses on acquiring a diversified portfolio of freestanding, single-tenant retail and commercial properties that are net leased to investment grade and other creditworthy tenants and American Realty Capital New York Recovery REIT, Inc., a non-traded public REIT that focuses on acquiring high quality income-producing commercial real estate located in the New York MSA, and, in particular, New York City, with a focus on office and retail properties. Messrs. Schorsch, Kahane and Budko will be the principal officers of the Adviser.

Nicholas S. Schorsch is the Chairman and Chief Executive Officer of American Realty Capital Trust, Inc. (“ARCT”) and American Realty Capital New York Recovery REIT, Inc.  Mr. Schorsch has also been the Chief Executive Officer of American Realty Capital Trust, Inc., American Realty Capital Properties, LLC, and American Realty Capital Advisors, LLC.  From September 2006 to July 2007, Mr. Schorsch was Chief Executive Officer of American Realty Capital, LLC, a real estate investment firm.  Mr. Schorsch formed Realty Capital Securities, LLC (“RCS”), a registered broker-dealer and FINRA member firm as an open architecture broker-dealer in the real estate investment program space. RCS is focused exclusively on the distribution of quality public and private direct investment programs, and currently serves as the dealer-manager for the following publicly registered, non-traded REITs: American Realty Capital Trust, Inc., Healthcare Trust of America Inc., and United Development Funding IV, and subject to regulatory approval, has been designated as the dealer-manager for the American Realty Capital New York Recovery REIT, Inc., and the Phillips Edison ARC Shopping Center REIT, Inc. Mr. Schorsch founded and formerly served as President, CEO and Vice-Chairman of American Financial Realty Trust (“AFRT”), a NYSE-listed REIT, from its inception in September 2002 until August 2006.  At the time, the IPO was the 2nd largest real estate IPO in U.S. history. American Financial Realty Trust invested exclusively in offices, operations centers, bank branches, and other operating real estate assets net leased to tenants in the financial services industry, such as banks and insurance companies.  Through American Financial Resource Group and its successor corporation, American Financial Realty Trust, Mr. Schorsch executed in excess of 1,000 acquisitions of businesses and real estate properties with transactional value of approximately $5 billion. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as CEO and President of American Financial Resource Group (“AFRG”), American Financial Realty Trust’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in various industries, including printing and financial services.  While CEO of AFRG, Mr. Schorsch was involved in multiple ventures, including mergers & acquisitions, corporate lending, financial consulting and operating businesses. Under AFRG, Mr. Schorsch manufactured products for both consumers and military use, including: sanitary towelettes; grounding discharge reels; and water bottle and snack package labels. Additionally, Mr. Schorsch acquired and immediately disposed of an adhesive manufacturing company and has owned and operated cemeteries and funeral homes. Prior to American Financial Resource Group, Mr. Schorsch served as President of a non-ferrous metal product manufacturing business, Thermal Reduction.  He successfully built the business through mergers and acquisitions, having acquired chemical and metalogical testing facilities, die cast and metal cast materials and other manufacturing firms in the United States. Mr. Schorsch sold his interests to Corrpro (NYSE) in 1994.

William M. Kahane has served as President, Chief Operating Officer and Treasurer of ARCT since its formation in 2007. He has also been the President, Chief Operating Officer and Treasurer of American Realty Capital Properties, LLC, and the American Realty Capital Advisors, LLC since their formation in 2007. Mr. Kahane has served as President, Treasurer and Director of American Realty Capital New York Recovery REIT, Inc. since its formation in 2009. He has also served as President and Treasurer of New York Recovery Properties, LLC and New York Recovery Advisors, LLC since their formation in 2009.  Mr. Kahane has been active in the acquisition, structuring and financial management of commercial real estate investments for over 35 years. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 – 1979.  From 1981 – 1992, Mr. Kahane worked at Morgan Stanley & Co., specializing in real estate, becoming a Managing Director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the Chairman. Mr. Kahane worked very closely with Mr. Schorsch while a trustee at AFRT (April 2003 to August 2006), during which time Mr. Kahane served as chairman of the finance committee of the board of trustees. Mr. Kahane has been a managing director of GF Capital Management & Advisors LLC, a New York-based merchant banking firm, where he has directed the firm’s real estate investments since 2001. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Since 2008, Mr. Kahane has served as a member of the Investment Committee of Aetos Capital Asia III Advisors LLC, an investment fund managed by Aetos Capital which is focused on investments in real estate and related assets primarily in Japan and China. From 1997 until 2005, Mr. Kahane also was on the board of directors of Catellus Development Corp., an NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an M.B.A from Stanford University’s Graduate School of Business where he was a Mason Smith Fellow and received a Japan Foundation Grant. Mr. Kahane serves as a trustee of Occidental College and is a member of the Board of Trustees of Temple Emanu-El in New York City.

Peter M. Budko has served as Executive Vice President and Chief Investment Officer of ARCT since its formation in 2007.  He has also been the Executive Vice President and Chief Investment Officer of American Realty Capital Properties, LLC and American Realty Capital Advisors, LLC since their formation in 2007. Mr. Budko has served as Executive Vice President and Chief Operating Officer of  American Realty Capital New York Recovery REIT, Inc. since its formation in October 2009.  He has also been the Executive Vice President and Chief Operating Officer of New York Recovery Properties, LLC and New York Recovery Advisors, LLC since their formation in 2009.  Mr. Budko is responsible for structuring our most complex transactions; LBOs, sale-leasebacks and JVs.  Mr. Budko brings to BDCA Advisor, LLC his in depth experience and intimate knowledge of structured finance, credit analysis, and the net lease space.  Mr. Budko, a structured finance authority, has over 20 years of experience with net leased and single tenant real estate as both a principal and as an advisor. Mr. Budko founded and formerly served as managing director and group head of the Structured Asset Finance Group, a division of Wachovia Capital Markets, LLC from February 1997 – January 2006. In his role at Wachovia, Mr. Budko structured, negotiated, and financed some of the bank’s largest real estate transactions. His in depth understanding of the capital markets and of U.S. real estate accounting treatment made him an invaluable contributor to the deal structuring process.  While at Wachovia, Mr. Budko was primarily responsible for acquiring over $5 billion of net leased real estate assets. He also was head of Wachovia Exchange Services, a unit of Wachovia that provides advisory and administrative services on tax-free exchanges. Prior to Wachovia, Mr. Budko worked in the Corporate Real Estate Finance Group at NationsBank Capital Markets (predecessor to Bank of America Securities) from 1987-1997, becoming head of the group in 1990. At NationsBank, he was responsible for advising corporations on various real estate financing alternatives for corporate-owned and occupied properties, closing in excess of $3 billion of transactions.  Mr. Budko received a B.A. in Physics from the University of North Carolina.

Q:           How does a “best efforts” offering work?

A:           When securities are offered to the public on a “best efforts” basis, the broker-dealers participating in the offering are only required to use their best efforts to sell the offered securities. In this offering, broker-dealers will not have a firm commitment or obligation to purchase any of the shares of common stock we are offering.

Q:           How long will this offering last?

A:           This is a continuous offering of our shares as permitted by the federal securities laws. We intend to file post-effective amendments to this registration statement, which are subject to SEC review, to allow us to continue this offering for at least three years. Your ability to purchase shares and submit shares for repurchase will not be effected by the expiration of this offering and the commencement of a new one.

Q:           What happens if you do not raise a minimum of $2.5 million in this offering?

A:           We will not sell any shares unless we sell a minimum of $2.5 million in shares by  , 2011 (one year from the date of this prospectus). Purchases by our directors, officers and any affiliates of us or our Adviser will not count toward meeting this minimum threshold. Pending satisfaction of this minimum offering requirement, all subscription payments will be placed in an account held by the escrow agent, Wells Fargo, in trust for our subscribers’ benefit, pending release to us. If we do not raise gross offering proceeds of $2.5 million by one year from the date of this prospectus, Wells Fargo will promptly return all funds in the escrow account (including interest), and we will stop offering shares. We will not receive any fees or expenses out of any funds returned to investors. If we meet the minimum offering amount, the proceeds held in escrow, plus interest, will be released to us. See “Plan of Distribution.”

Q:           Will I receive a stock certificate?

A:           No. Our board of directors has authorized the issuance of shares of our capital stock without certificates. We expect that we will not issue shares in certificated form, although we may decide to issue certificates at such time, if ever, as we list our shares on a national securities exchange. We anticipate that all shares of our common stock will be issued in book-entry form only. The use of book-entry registration protects against loss, theft or destruction of stock certificates and reduces the offering costs.

Q:           Who can buy shares of common stock in this offering?

A:           In general, you may buy shares of our common stock pursuant to this prospectus if you have either (1) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (2) a net worth of at least $250,000. For this purpose, net worth does not include your home, home furnishings and personal automobiles. Our suitability standards also require that a potential investor (i) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (ii) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (iii) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of our Adviser, and (e) the tax consequences of the investment. Residents of Alabama, Arizona, Iowa, Kansas, Kentucky, Nebraska and Ohio have additional suitability standards.  See “Suitability Standards.”

Generally, you must purchase at least $1,000 in shares of our common stock. Certain volume discounts may be available for large purchases. See “Plan of Distribution.” After you have satisfied the applicable minimum purchase requirement, additional purchases must be in increments of at least $500, except for purchases made pursuant to our distribution reinvestment plan. These minimum net worth and investment levels may be higher in certain states, so you should carefully read the more detailed description under “Suitability Standards.”

Our affiliates may also purchase shares of our common stock. The selling commission, the dealer manager fee and the organization and offering expense reimbursement that are payable by other investors in this offering will be reduced or waived for our affiliates. The purchase of shares of our common stock by our affiliates will not count toward satisfying our minimum offering requirement.

Q:           How do I subscribe for shares of common stock?

A:           If you meet the suitability standards and choose to purchase shares in this offering, you will need to (1) complete a subscription agreement, the form of which is attached to this prospectus as Appendix A, and (2) pay for the shares at the time you subscribe. We reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected by us within 30 days of receipt by us and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected.

Q:           Is there any minimum initial investment required?

A:           Yes. To purchase shares in this offering, you must make an initial purchase of at least $1,000. Once you have satisfied the minimum initial purchase requirement, any additional purchases of our shares in this offering must be in amounts of at least $500 except for additional purchases pursuant to our distribution reinvestment plan. See “Plan of Distribution.”

Q:           Can I invest through my IRA, SEP or after-tax deferred account?

A:           Yes, subject to the suitability standards. An approved trustee must process and forward to us subscriptions made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee. Please be aware that in purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law. See “Suitability Standards” for more information.

Q:           How will the payment of fees and expenses affect my invested capital?

A:           The payment of fees and expenses will reduce the funds available to us for investment in portfolio companies and the income generated by the portfolio as well as funds available for distribution to stockholders. The payment of fees and expenses will also reduce the book value of your shares of common stock.

Q:           Will the distributions I receive be taxable?

A:           Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which is, generally, our taxable income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to “qualified dividends” from U.S. corporations and certain qualified foreign corporations, such distributions may be eligible for a maximum tax rate of 15% (through 2010). In this regard, it is anticipated that distributions paid by us generally will not be attributable to “qualified dividends” and, therefore, generally will not qualify for the preferential rate applicable to “qualified dividends.” Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” generally will be taxable to a U.S. stockholder as long-term capital gain that is currently taxable at a maximum rate of 15% (through 2010) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

Q:           When will I get my detailed tax information?

A:           We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain.

Q:           Are there any restrictions on the transfer of shares?

A:           No. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

Q:           Who can help answer my questions?

A:           If you have more questions about the offering or if you would like additional copies of this prospectus, you should contact your registered representative or the dealer manager at:

Realty Capital Securities, LLC
Three Copley Place, Boston, MA 02116
1-877-373-2522
Attention: Investor Services

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have not identified specific investments that we will make with the proceeds from this offering, and you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock.

Neither we nor our Adviser has presently identified, made investments in or contracted to make investments in any debt or equity security. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing shares of our common stock. You must rely on our Adviser and our board of directors to implement our investment policies, to evaluate our investment opportunities and to structure the terms of our investments. Because investors are not able to evaluate our investments in advance of purchasing shares of our common stock, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification, risk-adjusted investment returns and other objectives.

We are a new company and have no operating history.

We were recently formed in May 2010 and will not commence operations until we receive gross proceeds of $2.5 million from this offering, which we refer to meeting the minimum offering requirement. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of our common stock could decline substantially.

Current market conditions have impacted debt and equity capital markets in the United States, and we do not expect these conditions to improve in the near future.

Since the third quarter of 2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector has been negatively impacted by significant write-offs as the value of the assets held by financial firms has declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations have also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Since March 2009, there have been signs that the global credit and other financial market conditions have improved markedly as stability has increased throughout the international financial system. Concentrated policy initiatives undertaken by central banks and governments appear to have curtailed the incidence of large-scale failures within the global financial system. Concurrently, investor confidence, financial indicators, capital markets activity and asset prices have shown signs of marked improvement since the second quarter of 2009. While financial conditions have improved, economic activity has remain subdued and corporate interest rate risk premiums, otherwise known as credit spreads, remain at historically high levels, particularly in the loan and high yield bond markets. These conditions may negatively impact our ability to obtain financing, particularly from the debt markets. In addition, future financial market uncertainty could lead to further financial market disruptions and could further impact our ability to obtain financing.

Unfavorable economic conditions or other factors may affect our ability to borrow for investment purposes, and may therefore adversely affect our ability to achieve our investment objective.

Unfavorable economic conditions or other factors could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

Price declines in the large corporate leveraged loan market may adversely affect the fair value of our syndicated loan portfolio, reducing our net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis, collateralized loan obligations (“CLOs”), a type of leveraged investment vehicle holding corporate loans, hedge funds and other highly leveraged investment vehicles, comprised the majority of the market for purchasing and holding senior secured and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. While prices have appreciated measurably since the end of 2008, conditions in the large corporate leveraged loan market may deteriorate again, which may cause pricing levels to decline.  As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of our syndicated loans, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objectives depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose any members of its senior management team, our ability to achieve our investment objectives could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the senior management of our Adviser. We also depend, to a significant extent, on our Adviser’s access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The senior management team of our Adviser will evaluate, negotiate, structure, close, monitor and service our investments. Our success depends to a significant extent on the continued service of the senior management team, particularly, Messrs. Schorsch, Kahane and Budko. None of Messrs. Schorsch, Kahane and Budko are subject to an employment contract with our Adviser, nor will they receive any compensation from us, other than payments made to our Adviser pursuant to the proposed investment advisory and management services agreement. The departure of any of the senior management team could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that our Adviser will remain our investment adviser or that we will continue to have access to its investment professionals or its information and deal flow.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks, and commercial banks, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that our Adviser will depend on its relationships with private equity sponsors, investment banks, and commercial banks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Advisor fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our Advisor’s professionals have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We will compete for investments with other BDCs and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, also make investments in small- to mid-sized private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a BDC.

A significant portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by our board of directors. However, the majority of our investments will not be publicly traded or actively traded on a secondary market but will instead be traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time.

We intend to make distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.

The amount of any distributions we pay is uncertain. Our distributions to our stockholders may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we pay may represent a return of capital to you which will lower your tax basis in your shares and reduce the amount of funds we have for investment in targeted assets. We may not be able to pay you distributions, and our distributions may not grow over time.

We intend to declare distributions quarterly and pay distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. We will pay these distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a targeted level of distributions or year-to-year increases in distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of this offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares. Distributions from the proceeds of this offering or from borrowings also could reduce the amount of capital we ultimately invest in interests of portfolio companies.

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering.

If we internalize our management functions, your interest in us could be diluted, and we could incur other significant costs and face other significant risks associated with being self-managed.

Our board of directors may decide in the future to internalize our management functions. If we do so, we may elect to negotiate to acquire our Adviser’s assets and personnel. At this time, we cannot anticipate the form or amount of consideration or other terms relating to any such internalization transaction. Such consideration could take many forms, including cash payments, promissory notes and shares of our common stock. The payment of such consideration could result in dilution of your interests as a stockholder and could reduce the earnings per share attributable to your investment.

In addition, while we would no longer bear the costs of the various fees and expenses we expect to pay to our Adviser under the proposed investment advisory and management services agreement, we would incur the compensation and benefits costs of our officers and other employees and consultants that we now expect will be paid by our Adviser or its affiliates. In addition, we may issue equity awards to officers, employees and consultants, which awards would decrease net income and may further dilute your investment. We cannot reasonably estimate the amount of fees we would save or the costs we would incur if we became self-managed. If the expenses we assume as a result of an internalization are higher than the expenses we avoid paying to our Adviser, our earnings per share would be lower as a result of the internalization than they otherwise would have been, potentially decreasing the amount of funds available to distribute to our stockholders and the value of our shares. As currently organized, we will not have any employees. If we elect to internalize our operations, we would employ personnel and would be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims, potential labor disputes and other employee-related liabilities and grievances.

If we internalize our management functions, we could have difficulty integrating these functions as a stand-alone entity. In addition, we could have difficulty retaining such personnel employed by us. Currently, individuals employed by our Adviser and its affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. We may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could result in our incurring excess costs and/or suffering deficiencies in our disclosure controls and procedures or our internal control over financial reporting. Such deficiencies could cause us to incur additional costs, and our management’s attention could be diverted from most effectively managing our investments.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser and Sponsor to other types of investments in which our Adviser and Sponsor may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.

Upon commencement of this offering, we will be subject to the Sarbanes-Oxley Act of 2002, or the “Sarbanes-Oxley Act,” and the related rules and regulations promulgated by the SEC. Under current SEC rules, our management will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to pay distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, variations in the interest rates on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to our Adviser and Its Affiliates

Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

Our Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow the dealer manager to earn additional dealer manager fees and our Adviser to earn increased asset management fees.

We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

We expect that our investment proposed Advisory Agreement will entitle our Advisor to receive incentive compensation on income regardless of any capital losses. In such case, we may be required to pay our Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

We expect that any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. We anticipate that pursuant to the investment proposed Advisory Agreement the Adviser will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

For federal income tax purposes, we may be required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC even though we will not have received any corresponding cash amount. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income for which we have not received a corresponding cash payment. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Federal Income Tax Risks—We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.”

Our Adviser will depend on its employees to perform its services under the investment advisory and management services agreement, and those employees also perform investment advisory and management services for other funds sponsored by our Sponsor or Adviser and their affiliates; therefore, we will not have full-time access to these employees and we may face additional competition due to the fact that neither Sponsor nor our Adviser are prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Our Adviser will depend on its employees for all investment advisory and management services. At the same time, these employees will be managing the investment portfolios of other funds sponsored by our Sponsor or Adviser or their affiliates. The lack of full time access to these employees could adversely affect the quality of investment advice we receive from our Adviser. Moreover, neither our Adviser or Sponsor, nor its affiliates are prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. Accordingly, our and our Adviser’s management team may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us.  In addition, we may compete with any such investment entity for the same investors and investment opportunities. Subject to obtaining exemptive relief from the SEC, we also intend to co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder. However, there is no assurance that we will obtain such relief. In the event the SEC or its staff takes a different position in this regard, we could be limited in our ability to invest in certain portfolio companies in which our Adviser, our Sponsor or any of their affiliates are investing or are invested. Even if we are able to receive exemptive relief, we will be unable to participate in certain transactions originated by our Adviser or our Sponsor or their affiliates prior to receipt of such relief.

Our fee structure may induce our Adviser to make speculative investments or incur debt.

The incentive fee payable by us to our Adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our Adviser is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

There are significant potential conflicts of interest that could impact our investment returns.

We pay management and incentive fees to our Adviser, and reimburse our Adviser for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.

The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

Our Adviser may seek to change the terms of our investment advisory and management agreement, which could affect the terms of our Adviser’s compensation.

We expect that our investment advisory and management agreement will automatically renew for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. Moreover, conflicts of interest may arise if our Adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation. While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

In selecting and structuring investments appropriate for us, our Adviser will consider the investment and tax objectives of the Company and our stockholders as a whole, not the investment, tax or other objectives of any stockholder individually.

Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our Adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a business development company.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and result of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

We expect to utilize leverage to generate capital to make additional investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. Further, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by our Adviser without the prior approval of the SEC.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to achieve portfolio diversification and our investment objectives, which may negatively impact our results of operations and reduce our ability to pay distributions to our stockholders.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments issued by U.S. and Canadian middle market companies.

Senior Secured Loans and Second Lien Loans. When we make senior secured term loans and second lien loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Finally, applicable bankruptcy laws may adversely impact the timing and methods used by us to liquidate collateral securing our loans, which could adversely affect the collectability of such loans. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Debt. Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of the entire investment.

These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our mezzanine debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. We expect to make selected equity investments. In addition, when we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in private companies involves a number of significant risks, including that they:

•
may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•
have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•
are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•
generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of our Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We will invest primarily in first lien, second lien, mezzanine debt, preferred equity and common equity issued by U.S. and Canadian middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we intend to generally structure certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.

Second priority liens on collateral securing loans that we will make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we will make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before we receive anything. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally will not control our portfolio companies.

We generally will not control our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We will be exposed to risks associated with changes in interest rates.

We will be subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly have a material adverse effect on our investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

Economic recessions or downturns such as the one we are currently experiencing could impair our portfolio companies and harm our operating results.

Many of the portfolio companies in which we may invest may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Current adverse economic conditions may also decrease the value of any collateral securing our senior secured or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

Since the third quarter of 2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector has been negatively impacted by significant write-offs as the value of the assets held by financial firms has declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations have also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Since March 2009, there have been signs that the global credit and other financial market conditions have improved markedly as stability has increased throughout the international financial system. Concentrated policy initiatives undertaken by central banks and governments appear to have curtailed the incidence of large-scale failures within the global financial system. Concurrently, investor confidence, financial indicators, capital markets activity and asset prices have shown signs of marked improvement since the second quarter of 2009. While financial conditions have improved, economic activity has remain subdued and corporate interest rate risk premiums, otherwise known as credit spreads, remain at historically high levels, particularly in the loan and high yield bond markets. These conditions may negatively impact our ability to obtain financing, particularly from the debt markets. In addition, while we believe that these conditions also afford attractive opportunities to make investments, future financial market uncertainty could lead to further financial market disruptions and could further adversely impact our ability to obtain financing and the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments, including controlling investments, in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We intend to invest in corporate debt of U.S. and Canadian middle market companies, with a focus on privately held companies. Investments in private companies pose certain incremental risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. Finally, little public information generally exists about private companies. Further, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of our Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns.

The lack of liquidity in our investments may adversely affect our business.

We intend to invest in companies whose securities are typically not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. We expect that our investments will generally be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Risks Relating to Debt Financing

If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, you will experience increased risks of investing in our common stock. If the value of our assets increases, leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to our Adviser with respect to pre-incentive fee net investment income. See “Investment Advisory and Management Services Agreement.”

Risks Relating to this Offering and Our Common Stock

Investors will not know the purchase price per share at the time they submit their subscription agreements and could pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share.

The purchase price at which you purchase shares will be determined at each weekly closing date to ensure that the sales price is equal to or greater than the net asset value of our shares, after deducting selling commissions and dealer manager fees. In the event of a decrease to our net asset value per share, you could pay a premium for your shares of common stock if our board of directors does not decrease the offering price. A decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%. See “Plan of Distribution.”

This is a “best efforts” offering, and if we are unable to raise substantial funds, we will be limited in the number and type of investments we may make, and the value of your investment in us may be reduced in the event our assets under-perform.

This offering is being made on a best efforts basis, whereby the dealer manager and broker-dealers participating in the offering are only required to use their best efforts to sell our shares and have no firm commitment or obligation to purchase any of the shares. Even though we have established a minimum size of our offering necessary for us to release funds from the escrow account and utilize subscription funds, such amount will not, by itself, be sufficient for us to purchase a diversified portfolio of investments. To the extent that less than the maximum number of shares is subscribed for, the opportunity for diversification of our investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the future. We intend to explore a potential liquidity event for our stockholders between five and seven years following the completion of our offering stage, which may include follow-on offerings after completion of this initial offering. However, there can be no assurance that we will complete a liquidity event within such time or at all. We expect that our board of directors, in the exercise of its fiduciary duty to our stockholders, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a event is in the best interests of our stockholders. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange or (3) a merger or another transaction approved by our board in which our stockholders will receive cash or shares of a publicly traded company.

In making the decision to apply for listing of our shares, our directors will try to determine whether listing our shares or liquidating our assets will result in greater value for our stockholders. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our common stock, internal management requirements to become a perpetual life company and the potential for stockholder liquidity. If our shares are listed, we cannot assure you a public trading market will develop. Since a portion of the offering price from the sale of shares in this offering will be used to pay expenses and fees, the full offering price paid by stockholders will not be invested in portfolio companies. As a result, even if we do complete a liquidity event, you may not receive a return of all of your invested capital.

You should also be aware that shares of publicly traded closed-end investment companies frequently trade at a discount to their net asset value. If our shares are eventually listed on a national exchange, we would not be able to predict whether our common stock would trade above, at or below net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline.

We established the offering price for our shares of common stock on an arbitrary basis, and the offering price may not accurately reflect the value of our assets.

The price of our common stock was established on an arbitrary basis and is not based on the amount or nature of our assets or our book value. Therefore, at any given time, the offering price may be higher than the value of our interests in portfolio companies.

Because the dealer manager is an affiliate of our Sponsor, American Realty Capital II, LLC, you will not have the benefit of an independent review of the prospectus customarily performed in underwritten offerings.

The dealer manager that we expect to engage, Realty Capital Securities, LLC, is an affiliate of American Realty Capital II, LLC and will not make an independent review of us or the offering. Accordingly, you will have to rely on your own broker-dealer to make an independent review of the terms of this offering. If your broker-dealer does not conduct such a review, you will not have the benefit of an independent review of the terms of this offering. Further, the due diligence investigation of us by the dealer manager cannot be considered to be an independent review and, therefore, may not be as meaningful as a review conducted by an unaffiliated broker-dealer or investment banker. You will not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in an underwritten public securities offering. In addition, we do not, and do not expect to, have research analysts reviewing our performance or our securities on an ongoing basis. Therefore, you will not have an independent review of our performance and the value of our common stock relative to publicly traded companies.

The dealer manager in this offering has no experience selling shares on behalf of a BDC and may be unable to sell a sufficient number of shares of common stock for us to achieve our investment objectives.

The success of this offering, and correspondingly our ability to implement our business strategy, is dependent upon the ability of our dealer manager to establish and maintain a network of licensed securities brokers-dealers and other agents. Realty Capital Services, which we expect to serve as the dealer manager in this offering, has no experience selling shares on behalf of a BDC. There is therefore no assurance that it will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a diversified portfolio of investments. If the dealer manager fails to perform, we may not be able to raise adequate proceeds through this offering to implement our investment strategy. As a result, we may be unable to achieve our investment objectives, and you could lose some or all of the value of your investment.

Beginning 12 months after we meet the minimum offering requirement, we intend to offer to repurchase your shares on a quarterly basis. As a result you will have limited opportunities to sell your shares and, to the extent are able to sell your shares under the program you may not be able to recover the amount of your investment in our shares.

Beginning one year after we meet the minimum offering requirement, we intend to commence tender offers to allow you to tender your shares on a quarterly basis at a price equal to 90% of the offering price on the date of repurchase. As proposed, the share repurchase program will include numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our proposed share repurchase program as follows: (1) we currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares; (2) we do not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter; (3) unless you tender all of your shares, you must tender at least 25% of the amount of shares you have purchased in the offering and must maintain a minimum balance of $1,000 subsequent to submitting a portion of your shares for repurchase by us; and (4) to the extent that the number of shares put to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any year. Our board of directors may amend, suspend or terminate the repurchase program upon 30 days’ notice. We will notify you of such developments (1) in the quarterly reports mentioned above or (2) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. During this offering, we will also include this information in a prospectus supplement or post-effective amendment to the registration statement, as then required under federal securities laws. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price you paid for shares in our offering. As a result, to the extent you have the ability to sell your shares to us as part of our share repurchase program, the price at which you may sell your shares, which we expect to be 90% of the offering price on the date of repurchase under ordinary conditions, may be lower than what you paid in connection with your purchase of shares in our offering.

In addition, in the event you choose to participate in our share repurchase program, you will be required to provide us such with notice of your intent to participate prior to knowing what the net asset value per share will be on the repurchase date. Although you will have the ability to withdraw your repurchase request prior to the repurchase date, to the extent you seek to sell your shares to us as part of our periodic share repurchase program, you will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

Delays in investing the net proceeds of this offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if we are able to raise significant proceeds, we will not be permitted to use such proceeds to co-invest with certain entities affiliated with our Adviser in transactions originated by our Adviser unless we first obtain an exemptive order from the SEC. We currently intend to seek an exemptive order, and the SEC has granted exemptive relief for co-investments to BDCs in the past. However, there can be no assurance that we will obtain such relief.

We anticipate that, depending on market conditions, it may take us several months before we have raised sufficient funds to make any investments or to invest the proceeds of this offering in securities meeting our investment objectives and providing sufficient diversification of our portfolio. During this period, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

Your interest in us will be diluted if we issue additional shares, which could reduce the overall value of your investment.

Potential investors in this offering do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of authorized shares of stock without stockholder approval. After your purchase in this offering, our board may elect to sell additional shares in this or future public offerings, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of our Adviser. To the extent we issue additional equity interests after your purchase in this offering, your percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Under the Maryland General Corporation Law, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquiror, by officers or by employees who are directors of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act under the Maryland General Corporation Law any and all acquisitions by any person of our shares of stock. Our board may amend the bylaws to remove that exemption in whole or in part without stockholder approval. The Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Under the Maryland General Corporation Law, specified “business combinations,” including certain mergers, consolidations, issuances of equity securities and other transactions, between a Maryland corporation and any person who owns 10% or more of the voting power of the corporation’s outstanding voting stock, and certain other parties, (each an “interested stockholder”), or an affiliate of the interested stockholder, are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter any of the specified business combinations must be approved by a super majority vote of the stockholders unless, among other conditions, the corporation’s common stockholders receive a minimum price for their shares. See “Description of Our Securities—Business Combinations.”

Under the Maryland General Corporation Law, certain statutory provisions permit a corporation that is subject to the Exchange Act and that has at least three outside directors to be subject to certain corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Among other provisions, a board of directors may classify itself without the vote of stockholders. Further, the board of directors, by electing into certain statutory provisions and notwithstanding any contrary provision in the charter or bylaws, may (i) provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting, (ii) reserve for itself the right to fix the number of directors, and (iii) retain for itself the exclusive power to fill vacancies created by the death, removal or resignation of a director. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Additionally, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our board of directors may, without stockholder action, amend our charter to increase the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the value of our common stock.

We are not obligated to complete a liquidity event by a specified date; therefore, it will be difficult for you to sell your shares.

We intend to explore a potential liquidity event for our stockholders between five to seven years following the completion of our offering stage. We expect that our board of directors, in the exercise of the requisite standard of care applicable to directors under Maryland law, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such a transaction is in our best interests and the best interests of our stockholders. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or (3) a merger or another transaction approved by our board in which our stockholders will receive cash or shares of a publicly traded company. However, there can be no assurance that we will complete a liquidity event within such time or at all. If we do not successfully complete a liquidity event, liquidity for your shares will be limited to our share repurchase program which we have no obligation to maintain.

Federal Income Tax Risks

We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC

To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

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The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. We will be subject to corporate-level U.S. federal income tax on any of our undistributed income or gain. Additionally, we will be subject to a 4% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

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The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

You may receive shares of our common stock as distributions which could result in adverse tax consequences to you.

In order to satisfy the annual distribution requirement applicable to RICs, we may have the ability to declare a large portion of a distribution in shares of our common stock instead of in cash.  As long as a portion of such distribution is paid in cash (which portion can be as low as 10% for our taxable years ending on or before December 31, 2011) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits would be a dividend for U.S. federal income tax purposes.  As a result, a stockholder would be taxed on the entire distribution in the same manner as a cash distribution, even though a portion of the distribution was paid in shares of our common stock.

You may have current tax liability on distributions you elect to reinvest in our common stock but would not receive cash from such distributions to pay such tax liability.

If you participate in our distribution reinvestment plan, you will be deemed to have received , and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital.  As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received from the distribution.

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year.  If we are not a publicly offered regulated investment company for any period, a non-corporate shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional distribution to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below.  For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered regulated investment company, including advisory fees.  In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible to an individual only to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes.  While we anticipate that we will constitute a publicly offered regulated investment company after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933.

ESTIMATED USE OF PROCEEDS

We intend to use substantially all of the proceeds from this offering, net of expenses, to make investments in middle market companies in accordance with our investment objectives and using the strategies described in this prospectus. The remainder will be used for working capital and general corporate purposes. Based on current market conditions, we anticipate that it may take several months to fully invest the initial proceeds we receive in connection with this offering after meeting our minimum offering requirement, depending on the availability of investment opportunities that are consistent with our investment objectives and strategies. There can be no assurance we will be able to sell all the shares we are registering. If we sell only a portion of the shares we are registering, we may be unable to achieve our investment objectives.

Pending such use, we will invest the net proceeds primarily in short-term securities consistent with our status as a BDC and our election to be taxed as a RIC. During this time, we may employ a portion of the net proceeds to pay operating expenses, distributions to stockholders, and for general corporate purposes. In addition, during this time we will pay management fees to our Adviser as described elsewhere in this prospectus.  See “Estimated Use of Proceeds.”

The following table sets forth our estimates of how we intend to use the gross proceeds from this offering. Information is provided assuming that we sell: (1) the minimum number of shares required to meet our minimum offering requirement, or 250,000 shares and (2) the maximum number of shares registered in this offering, or 150,000,000. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the common stock and the actual number of shares of common stock we sell in the offering.

The amounts in this table assume that the full fees and commissions are paid on all shares of our common stock offered to the public on a best efforts basis. All or a portion of the selling commission and dealer manager fee may be reduced or eliminated in connection with certain categories of sales such as sales for which a volume discount applies, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The reduction in these fees will be accompanied by a corresponding reduction in the per share purchase price but will not affect the amounts available to us for investments. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the offering proceeds.

	Minimum Offering		Maximum Offering
	Amount	%	Amount	%
Gross Proceeds	$2,500,000	100.0%	$1,500,000,000	100.0%
Less:
Selling Commission	$175,000	7.0%	$105,000,000	7.0%
Dealer Manager Fee	$75,000	3.0%	$45,000,000	3.0%
Offering Expenses	$125,000	5.0%	$22,500,000	1.5%
Net Proceeds/Amount Available for Investments	$2,125,000	85.0%	$1,327,500,000	88.5%

DISTRIBUTIONS

We intend to authorize and declare distributions quarterly and pay distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare a quarterly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates, and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board. Each year a statement on Internal Revenue Service Form 1099-DIV (or such successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

From time to time and not less than quarterly, our Adviser will be required to review our accounts to determine whether distributions are appropriate. We shall distribute pro rata to our stockholders funds received by us which our Adviser deems unnecessary for us to retain.

To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute, or be deemed to distribute, during each calendar year an amount at least equal to the sum of (1) 90% of our net ordinary income for the calendar year, (2) 90% of our capital gain in excess of capital loss for the calendar year and (3) any net ordinary income and net capital gain for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. We can offer no assurance that we will achieve results that will permit the payment of any distributions and, if we issue senior securities, we will be prohibited from paying distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt in” distribution reinvestment plan for our common stockholders. As a result, if we make a distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.”

DISCUSSION OF THE COMPANY’S EXPECTED OPERATING PLANS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a Maryland corporation incorporated on May  , 2010. We are a newly organized specialty finance company formed to make debt and equity investments in small and mid-sized companies.  Upon commencement of this offering, we will be an externally managed, non-diversified closed-end investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act and that intends to elect to be treated for U.S. federal income tax purposes, and to qualify annually thereafter, as a RIC, under the Code.

Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We intend to focus on investing in “middle market companies,” which we define as companies with annual revenues between $10 million and $500 million and earnings before interest, taxes, depreciation and amortization, or EBITDA, of between $3 million and $75 million. Middle market companies are typically private companies, but we may occasionally invest in public companies that qualify as eligible portfolio companies for BDCs under the 1940 Act.  In addition, to the extent allowed by the 1940 Act and consistent with our continued qualification as a RIC, we may also invest in loans of larger companies which are more liquid in order to diversify our investment portfolio.

We will seek to maximize returns while protecting our investors’ investments by applying rigorous due diligence and financial analysis in making investments and carefully monitoring our investments on an ongoing basis.

We expect one form of a typical investment will be a secured loan with some form of equity participation. From time to time, we may acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest will be privately held at the time we invest in them.  While the structure of our investments is likely to vary, we may invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. We expect our investments to range in size between approximately $1 million and $25 million each, although this investment size may vary as the size of our capital base changes.

While our primary focus will be to seek current income through investment in the debt and/or distribution-paying equity securities of eligible privately-held, thinly-traded public or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Within this 30% basket, we may also invest in debt and equity securities of companies located outside of the United States.  All such investments will be made in compliance with the 1940 Act and in a manner that will not jeopardize our status as a RIC.

Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by our Adviser to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We intend to structure such warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company upon the occurrence of specified events. In addition, we may obtain demand or “piggyback” registration rights in connection with these equity interests.

We plan to hold many of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of one or more of our investments to be in our best interest.

Characteristics of and Risks Related to Investments in Private Companies

A core component of our strategy will be to invest in the corporate debt of privately held companies.  Investments in private companies pose certain incremental risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves may often be illiquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, less public information generally exists about private companies. Finally, these companies may often not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of our Adviser to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of and risks involved in investing in these companies. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules that govern public companies that are designed to protect investors.

Operating and Regulatory Structure

Our investment activities will be managed by our Adviser and supervised by our board of directors, a majority of whom are independent. Under our proposed investment advisory and management services agreement, we anticipate paying our Adviser a quarterly base management fee based on our gross assets as well as incentive fees based on our performance. See “Investment Advisory and Management Services Agreement.”

We expect that our Administrator will provide us with general ledger accounting, fund accounting, and investor and other administrative services. We expect to enter into an administration agreement with either a third- party administrator or an entity affiliated with our Adviser.

Revenues

We plan to generate revenue in the form of dividends or interest payable on the debt securities that we hold and capital gains, if any, on convertible debt or other equity interests that we acquire in portfolio companies. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses will be the payment of advisory fees and other expenses under the proposed investment advisory and management services agreement. The investment advisory fee will compensate our Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments.

We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and management services agreement;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchase of shares of our common stock and other securities;

•	investment advisory fees;

•
fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for our investments;

•	all other expenses incurred by our Adviser, in performing its obligations subject to the limitations included in the proposed investment advisory and management services agreement; and

•
all other expenses incurred by either our Administrator or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and chief financial officer and their respective staffs. We expect to enter into an administration agreement with either a third-party administrator or an entity affiliated with our Adviser.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering, and from cash flows from fees, interest and dividends earned from our investments and principal repayments and proceeds from sales of our investments. Our primary use of funds will be investments in portfolio companies, payments of our expenses and distributions to holders of our common stock. Immediately after we receive subscriptions for 250,000 shares and meet our minimum offering requirement, gross subscription funds will total $2.5 million. Subsequent to meeting our minimum offering requirement, we will then sell our shares on a continuous basis at a price of $10.00; however, if our net asset value per share increases above $10.00 per share, we will increase the offering price to that price which, after deduction of selling commissions and dealer manager fees, will be equal to our net asset value per share. In connection with each weekly closing on the sale of shares of our common stock pursuant to this prospectus, our board of directors or a committee thereof is required to make the determination within 48 hours of the time that we price our shares for sale that we are not selling shares of our common stock at a price below our then current net asset value. Prior to each weekly closing, to the extent required to disclose material information, including changes in offering price per share, to prospective investors, we will update the information contained in this prospectus by filing a prospectus supplement with the SEC, and we will also post any updated information to our website.

We may borrow funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.

Capital Contribution by our Adviser

Our Adviser, pursuant to a private placement, intends to contribute an aggregate of $200,000 to purchase 22,222 shares of common stock at $9.00 per share, which represents the public offering price of $10.00 per share minus selling commissions of $0.70 per share and dealer manager fees of $0.30 per share. Because no sales commission or dealer manager fees will be paid on the gross offering proceeds from the private placement, the per share net offering proceeds received by us from the private placement will be equal to the per share net offering proceeds that we will receive from this offering. Additionally, our Adviser will not tender its shares for repurchase as long as our Adviser remains our investment adviser.

Distribution Policy

We intend to authorize and declare distributions quarterly and pay distributions on a monthly basis beginning no later than the first calendar quarter after the month in which the minimum offering requirement is met. Subject to the board of directors’ discretion and applicable legal restrictions, our board of directors intends to authorize and declare a quarterly distribution amount per share of our common stock. We will then calculate each stockholder’s specific distribution amount for the month using record and declaration dates and your distributions will begin to accrue on the date we accept your subscription for shares of our common stock. From time to time, we may also pay interim distributions at the discretion of our board. Each year a statement on Internal Revenue Service Form 1099-DIV (or successor form) identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gain on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute, or be deemed to distribute, during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gain in excess of capital loss for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gain for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax.

We have adopted an “opt in” distribution reinvestment plan for our common stockholders. As a result, if we make a distribution, then stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of our common stock. See “Distribution Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in additional shares of our common stock.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the U.S., or GAAP. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Portfolio Investments

Our board of directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

Investments for which market quotations are readily available will be valued at such market quotations.

For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our board of directors has approved a multi-step valuation process each quarter, as described below:

1.	Each portfolio company or investment will be valued by our Adviser, potentially with assistance from one or more independent valuation firms engaged by our board of directors;

2.	the independent valuation firm, if involved, will conduct independent appraisals and make an independent assessment of the value of each investment;

3.	the audit committee of our board of directors will review and discusses the preliminary valuation prepared by our Adviser and that of the independent valuation firm, if any; and

4.
the board of directors will discuss the valuations and determine the fair value of each investment in our portfolio in good faith based on the input of our Adviser, the independent valuation firm, if any, and the audit committee.

Investments will be valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

We have adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures (formerly Statement of Financial Accounting Standards No. 157, Fair Value Measurements), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

ASC Topic 820 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. ASC Topic 820 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, ASC Topic 820 provides a framework for measuring fair value and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by ASC Topic 820 are defined as follows:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

In accordance with ASC Topic 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Contractual Obligations

We expect to enter into a contract with our Adviser to provide investment advisory and management services. Payments for investment advisory services under the proposed investment advisory and management services agreement in future periods will be equal to (a) a quarterly base management fee of 0.5% of the value of our gross assets and (b) an incentive fee based on our performance. See “Investment Advisory and Management Services Agreement.” We anticipate that our Administrator will be reimbursed for administrative expenses incurred on our behalf. See “Administrative Services.” We expect to enter into an administration agreement with either a third-party administrator or an entity affiliated with our Advisor.

WHAT YOU SHOULD EXPECT WHEN INVESTING IN A BDC

Overview

A BDC is a category of investment company, regulated under the 1940 Act, created by legislation in 1980 designed to promote investment in small businesses. Congress authorized investment companies to elect BDC status in order to facilitate the flow of capital to private companies and smaller public companies that do not have access to public capital markets or other conventional forms of financing. The 1940 Act provides a body of regulation for investment companies whose shares are offered to the public. BDCs are subject to regulatory requirements under the 1940 Act that are designed to facilitate their investment in the types of companies whose need to raise capital was the impetus behind Congress’ action in adding the BDC as a category of investment company.

Most BDCs are operated so as to qualify as a RIC for U.S. federal income tax purposes because a RIC generally is not subject to corporate-level U.S. federal income tax on any of its ordinary income and long-term capital gain that it distributes to its stockholders so long as it distributes at least 90% of its “investment company taxable income” to its stockholders in a timely manner.

We believe that the BDC industry should continue to experience growth principally because BDCs provide the following benefits to individual investors:

•
Access to investments that have historically been accessible outside the BDC model only by high-net-worth and institutional investors, such as pension funds and endowments, primarily due to high minimum investment requirements and necessary specialized investment expertise;

•	Investments managed by professionals with specialized expertise and experience necessary to fully understand and evaluate investment opportunities and manage investment holdings;

•	Potential to reduce risk by diversifying an individual’s investment over a portfolio of assets without requiring a large investment; and

•	Investor protection under the 1940 Act, a substantive regulatory and disclosure regime designed to, among other things, limit opportunities for overreaching by affiliates.

Transaction Types

The companies in which BDCs typically invest require capital for a number of different purposes, including management buyouts, leveraged buyouts, recapitalizations and growth and acquisition financing.

•
Management Buyouts. Management buyouts often occur when business owners, often for estate planning reasons, seek to transition out of an investment, while existing management believes that the potential for significant value creation remains in the company. In such transactions, company management will often seek a financial sponsor to aid in the purchase of its company through a combination of equity and debt.

•
Leveraged Buyouts. Leveraged buyouts occur when financial investors such as private equity firms purchase companies with balance sheets and cash flows that can sustain additional leverage, which amplifies the potential for an equity holder’s gain. This leverage can include several layers, including senior secured, second lien and mezzanine debt.

•
Recapitalizations. Recapitalizations occur when firms can benefit by changing their capital structures to enhance equity returns and/or allow existing investors to realize value through a significant, one-time distribution. In some instances, firms may be able to support additional debt due to growth in profitability and in other cases may seek external investment to partially or fully replace existing investors. Recapitalizations are also a key means of exit for institutional investors which are required to return capital at the end of their funds’ lives.

•
Growth and Acquisition Financings. Growth and acquisition financings occur when private firms need capital to fund growth opportunities. Private firms represent a significant portion of the growth segment of the U.S. economy and these firms often do not have adequate internally generated cash flow to fund growth organically or through acquisitions. These firms usually seek capital from external sources, including banks, private equity firms and venture capital firms.

Investment Types

Investments by BDCs may take a number of different forms, depending on the portfolio company’s needs and capital structure. Typically investors determine the appropriate type of investment based upon their risk and return requirements. Senior debt is situated at the top of the capital structure, and typically has the first claim on some or all of the assets and cash flows of the company, followed by second lien debt, mezzanine debt, preferred equity and finally common equity. Due to this priority of cash flows and claims on assets, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We intend to focus primarily on investments in debt securities, including senior secured loans, second lien loans and mezzanine loans, as well as equity investments.

INVESTMENT OBJECTIVES AND POLICIES

Our Company

We are a newly organized specialty finance company incorporated in Maryland. Our investment objective is to generate both current income and capital appreciation through purchases of corporate debt and other securities. We expect to be managed by BDCA Adviser, LLC.  Upon formation our Adviser will be controlled by Mr. Schorsch, our chairman and chief executive officer and Mr. Kahane, our president, chief operating officer and director. We expect to enter into an administrative agreement with either a third party administrator or an entity affiliated with our Adviser. Such Administrator will provide the administrative services, such as accounting, financial reporting, legal and compliance support and investor relations support, necessary for us to operate.

We anticipate investing the proceeds of this offering predominately in middle market companies.  We expect that each investment will range between $1 million and $25 million, although this investment size will vary proportionately with the size of our capital base.  We define middle market companies as those with annual revenues between $10 million and $500 million, and EBITDA of between $3 million and $75 million.  We anticipate that our investments will take the form of both newly-originated loans and equity investments as well as investments, predominately loans, acquired from banks, other specialty finance companies, private equity sponsors and other investors in secondary market transactions, including loan syndications.

While the structure of our investments is likely to vary, we expect to invest primarily in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. In addition, to the extent allowed by the 1940 Act and consistent with our continued qualification as a RIC, we may also invest in loans of larger companies which are more liquid in order to diversify our investment portfolio.

While our primary focus will be to seek current income through investment in the debt and/or distribution-paying equity securities of eligible privately-held, thinly-traded public or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. All such investments will be made in compliance with the 1940 Act and in a manner that will not jeopardize our status as a RIC.

The initial members of our management team will be Nicholas S. Schorsch, who will serve as our Chief Executive Officer and Chairman of the Board of Directors; and William M. Kahane, who will serve as our President and Chief Operating Officer, and a board member, as well as our Chief Financial Officer and Principal Accounting Officer.  Each of these officers will be an officer of our Adviser and Business Development Corporation of America.

Our Adviser

We anticipate that BDCA Adviser, LLC will be our adviser.  We expect that BDCA Adviser, LLC will be formed as a Delaware limited liability company and will register as an investment adviser under the Advisers Act prior to our initial closing.  We anticipate that BDCA Adviser, LLC will be majority owned by American Realty Capital II, LLC.  American Realty Capital II, LLC is majority owned by Nicholas S. Schorsch, William M. Kahane, Peter M. Budko, Brian S. Block and Edward M. Weil, Jr.  Each of these individuals is an executive officer of American Realty Capital Trust, Inc., a non-traded public REIT that focuses on acquiring a diversified portfolio of freestanding, single-tenant retail and commercial properties that are net leased to investment grade and other creditworthy tenants, and American Realty Capital New York Recovery REIT, Inc., a non-traded public REIT that focuses on acquiring high quality income-producing commercial real estate located in the New York MSA, and, in particular, New York City, with a focus on office and retail properties. We expect that Messrs. Schorsch, Kahane and Budko will be the principal officers of the Adviser.

Nicholas S. Schorsch is the Chairman and Chief Executive Officer of American Realty Capital Trust, Inc. (“ARCT”) and American Realty Capital New York Recovery REIT, Inc.  Mr. Schorsch has also been the Chief Executive Officer of American Realty Capital Trust, Inc., American Realty Capital Properties, LLC, and American Realty Capital Advisors, LLC.  From September 2006 to July 2007, Mr. Schorsch was Chief Executive Officer of American Realty Capital, LLC, a real estate investment firm.  Mr. Schorsch formed Realty Capital Securities, LLC (“RCS”), a registered broker-dealer and FINRA member firm as an open architecture broker-dealer in the real estate investment program space. RCS is focused exclusively on the distribution of quality public and private direct investment programs, and currently serves as the dealer-manager for the following publicly registered, non-traded REITs: American Realty Capital Trust, Inc., Healthcare Trust of America Inc., and United Development Funding IV, and subject to regulatory approval, has been designated as the dealer-manager for the American Realty Capital New York Recovery REIT, Inc., and the Phillips Edison ARC Shopping Center REIT, Inc. Mr. Schorsch founded and formerly served as President, CEO and Vice-Chairman of American Financial Realty Trust (“AFRT”), a NYSE-listed REIT, from its inception in September 2002 until August 2006.  At the time, the IPO was the 2nd largest real estate IPO in U.S. history. American Financial Realty Trust invested exclusively in offices, operations centers, bank branches, and other operating real estate assets net leased to tenants in the financial services industry, such as banks and insurance companies.  Through American Financial Resource Group and its successor corporation, American Financial Realty Trust, Mr. Schorsch executed in excess of 1,000 acquisitions of businesses and real estate properties with transactional value of approximately $5 billion. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as CEO and President of American Financial Resource Group (“AFRG”), American Financial Realty Trust’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in various industries, including printing and financial services.  While CEO of AFRG, Mr. Schorsch was involved in multiple ventures, including mergers & acquisitions, corporate lending, financial consulting and operating businesses. Under AFRG, Mr. Schorsch manufactured products for both consumers and military use, including: sanitary towelettes; grounding discharge reels; and water bottle and snack package labels. Additionally, Mr. Schorsch acquired and immediately disposed of an adhesive manufacturing company and has owned and operated cemeteries and funeral homes. Prior to American Financial Resource Group, Mr. Schorsch served as President of a non-ferrous metal product manufacturing business, Thermal Reduction.  He successfully built the business through mergers and acquisitions, having acquired chemical and metalogical testing facilities, die cast and metal cast materials and other manufacturing firms in the United States. Mr. Schorsch sold his interests to Corrpro (NYSE) in 1994.

William M. Kahane has served as President, Chief Operating Officer and Treasurer of ARCT since its formation in 2007. He has also been the President, Chief Operating Officer and Treasurer of American Realty Capital Properties, LLC, and the American Realty Capital Advisors, LLC since their formation in 2007. Mr. Kahane has served as President, Treasurer and Director of American Realty Capital New York Recovery REIT, Inc. since its formation in 2009. He has also served as President and Treasurer of New York Recovery Properties, LLC and New York Recovery Advisors, LLC since their formation in 2009.  Mr. Kahane has been active in the acquisition, structuring and financial management of commercial real estate investments for over 35 years. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 – 1979.  From 1981 – 1992, Mr. Kahane worked at Morgan Stanley & Co., specializing in real estate, becoming a Managing Director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the Chairman. Mr. Kahane worked very closely with Mr. Schorsch while a trustee at AFRT (April 2003 to August 2006), during which time Mr. Kahane served as chairman of the finance committee of the board of trustees. Mr. Kahane has been a managing director of GF Capital Management & Advisors LLC, a New York-based merchant banking firm, where he has directed the firm’s real estate investments since 2001. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Since 2008, Mr. Kahane has served as a member of the Investment Committee of Aetos Capital Asia III Advisors LLC, an investment fund managed by Aetos Capital which is focused on investments in real estate and related assets primarily in Japan and China. From 1997 until 2005, Mr. Kahane also was on the board of directors of Catellus Development Corp., an NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an M.B.A from Stanford University’s Graduate School of Business where he was a Mason Smith Fellow and received a Japan Foundation Grant. Mr. Kahane serves as a trustee of Occidental College and is a member of the Board of Trustees of Temple Emanu-El in New York City.

Peter M. Budko has served as Executive Vice President and Chief Investment Officer of ARCT since its formation in 2007.  He has also been the Executive Vice President and Chief Investment Officer of American Realty Capital Properties, LLC and American Realty Capital Advisors, LLC since their formation in 2007. Mr. Budko has served as Executive Vice President and Chief Operating Officer of  American Realty Capital New York Recovery REIT, Inc. since its formation in October 2009.  He has also been the Executive Vice President and Chief Operating Officer of New York Recovery Properties, LLC and New York Recovery Advisors, LLC since their formation in 2009.  Mr. Budko is responsible for structuring our most complex transactions; LBOs, sale-leasebacks and JVs.  Mr. Budko brings to BDCA Advisor, LLC his in depth experience and intimate knowledge of structured finance, credit analysis, and the net lease space.  Mr. Budko, a structured finance authority, has over 20 years of experience with net leased and single tenant real estate as both a principal and as an advisor. Mr. Budko founded and formerly served as managing director and group head of the Structured Asset Finance Group, a division of Wachovia Capital Markets, LLC from February 1997 – January 2006. In his role at Wachovia, Mr. Budko structured, negotiated, and financed some of the bank’s largest real estate transactions. His in depth understanding of the capital markets and of U.S. real estate accounting treatment made him an invaluable contributor to the deal structuring process.  While at Wachovia, Mr. Budko was primarily responsible for acquiring over $5 billion of net leased real estate assets. He also was head of Wachovia Exchange Services, a unit of Wachovia that provides advisory and administrative services on tax-free exchanges. Prior to Wachovia, Mr. Budko worked in the Corporate Real Estate Finance Group at NationsBank Capital Markets (predecessor to Bank of America Securities) from 1987-1997, becoming head of the group in 1990. At NationsBank, he was responsible for advising corporations on various real estate financing alternatives for corporate-owned and occupied properties, closing in excess of $3 billion of transactions.  Mr. Budko received a B.A. in Physics from the University of North Carolina.

Market opportunity

We believe the environment for investing in middle-market companies is attractive for several reasons, including:

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There is a large pool of uninvested private equity capital likely to seek additional capital to support private investments. We believe there remains a large pool of uninvested private equity capital available to middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their investments with senior secured and junior loans and equity co-investments from other sources, such as us.

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The credit crisis and consolidation among commercial banks has reduced the focus on middle-market business.  The commercial banks in the United States, which have traditionally been the primary source of capital to middle market companies, have experienced consolidation, unprecedented loan losses, capital impairments and stricter regulatory scrutiny, which have led to a significant tightening of credit standards and substantially reduced loan volume to the middle market.  Many financial institutions that have historically loaned to middle market companies have failed or been acquired, and we believe that larger financial institutions are now more focused on syndicated lending to larger corporations and are allocating capital to business lines that generate fee income and involve less balance sheet risk.  We believe this market dynamic will provide us with numerous opportunities to originate new debt and equity investments in middle market companies.

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There is currently a limited market for CDOs or CLOs, which are securities backed by pools of loans.  Prior to the credit crisis, these asset-backed vehicles were used by many funds and BDCs to provide inexpensive capital to fund additional investments.  We also believe that some specialty finance companies that heavily utilized this funding vehicle may be forced to liquidate assets to meet obligations under these vehicles and may have limited access to equity capital due to their shrinking balance sheets, potentially providing us with opportunities to purchase loans at attractive values reducing competition for future investments.

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Favorable Pricing Environment in the Secondary Loan Market. Lower valuation levels, combined with reduced liquidity in the secondary loan market, have created opportunities to acquire relatively high yielding senior and subordinated loans, both secured and unsecured, at potentially attractive prices.

Business Strategy

Our investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

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Focus on small and mid-sized companies. We believe that there are relatively few finance companies focused on transactions involving small and mid-sized companies, and this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally will invest in established companies with positive cash flow. We believe that these companies possess better risk-adjusted return profiles than newer companies that are building management or in early stages of building a revenue base. Moreover, the target market is sizable. These smaller and middle market companies represent a significant portion of the U.S. economy and often require substantial capital investment to grow their businesses.

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Utilize the experience and expertise of the principals of our Investment Adviser. The three principals of our to-be-formed Investment Adviser, namely Nicholas S. Schorsch, William M. Kahane and Peter M. Budko, have a broad network of contacts with financial sponsors, commercial and investment banks and leaders within a number of industries that we believe will produce significant proprietary investment opportunities outside the normal banking auction process. In addition, the principals of our anticipated Investment Adviser have over 50 years of collective experience working with middle market companies.

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Employ disciplined underwriting policies and rigorous portfolio management. We expect to employ an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we will perform substantial diligence on potential investments, and seek to invest with management teams and/or private equity sponsors who have proven capabilities in building value. We will offer managerial assistance to our portfolio companies, giving them access to our investment experience, direct industry expertise and contacts, and allowing us to continually monitor their progress. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

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Focus on long-term credit performance and principal protection. We will structure our loan investments on a conservative basis with high cash yields, first and/or second lien security interests where possible, cash origination fees, low leverage levels and strong deal protections. Our debt investments will have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections will reduce our risk of capital loss.

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Diversification. We will seek to diversify our portfolio broadly among companies in a multitude of different industries, thereby reducing the concentration of credit risk in any one company or sector of the economy. We can not guarantee that we will be successful in this effort.

Deal Origination.

Over the years, we believe the principals of our Adviser, particularly Messrs. Schorsch and Kahane, have developed and maintained a strong reputation as principal investors and an extensive network of relationships. ARC has business development professionals dedicated to sourcing investments through our relationships with numerous private equity investors, investment banks, business brokers, merger and acquisition advisors, financial services companies, commercial banks, law firms and accountants through whom we source investment opportunities. We expect our Adviser to have continuous access to ARC’s professional team. We believe we are well known in the financial sponsor community, and we believe that our experience and reputation provide a competitive advantage in originating new investments.

We believe that our industry relationships and private equity sponsor relationships are a significant source for new investment opportunities. We generally source our investments in ways other than going to auctions, which include capitalizing on long-standing relationships with companies and financial sponsors to participate in proprietary investment opportunities.

From time to time, we may receive referrals for new prospective investments from our portfolio companies as well as other participants in the capital markets. We may pay referral fees to those who refer transactions to us that we consummate.

Investment Selection

Our investment philosophy and portfolio construction will involve:

•	An assessment of the overall macroeconomic environment and financial markets;

•	Company-specific research and analysis; and

•	An emphasis on capital preservation, low volatility and minimization of downside risk.

The foundation of our investment philosophy is intensive credit investment analysis, strict sales discipline based on fundamental value-oriented research and diversification. We will follow a rigorous selection process based on:

•	A comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

•	An evaluation of the management team;

•	An analysis of business strategy and long-term industry trends; and

•	An in-depth examination of capital structure, financial results and financial projections.

We will seek to identify those issuers exhibiting superior fundamental risk-return profiles with a particular focus on investments with the following characteristics:

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Established companies with a history of positive and stable operating cash flows. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Ability to exert meaningful influence. We target investment opportunities in which we will be the lead investor where we can add value through active participation.

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Experienced management team. We generally will require that our portfolio companies have an experienced management team. We also seek to invest in companies that have a strong equity incentive program in place that properly aligns the interests of management with a Company’s investors.

•	Strong franchises and sustainable competitive advantages. We seek to invest in companies with proven products and/or services and strong regional or national operations.

•	Industries with positive long-term dynamics. We seek to invest in companies in industries with positive long-term dynamics.

Intensive due diligence

The process through which we will make an investment decision involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the transaction determines that an investment opportunity should be pursued, we will engage in an intensive due diligence process. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally to be undertaken include:

•	Meeting with senior management to understand the business more fully and evaluate the ability of the senior management team;

•	Checking management backgrounds and references;

•	Performing a detailed review of financial performance and earnings;

•	Visiting headquarters and other company locations and meeting with middle management;

•	Contacting customers and vendors to assess both business prospects and industry wide practices;

•	Conducting a competitive analysis, and comparing the issuer to its main competitors;

•	Researching industry and financial publications to understand industry wide growth trends

•	Assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

•	Investigating legal risks and financial and accounting systems.

Investments

We anticipate investing primarily in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. In addition, to the extent allowed by the 1940 Act and consistent with our continued qualification as a RIC, we may also invest in loans of larger companies which are more liquid in order to diversify our investment portfolio.  We may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. All such investments will be made in compliance with the 1940 Act and in a manner that will not jeopardize our status as a RIC.

We will strive to structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. Our debt investment will often be collateralized by a first or second lien on the assets of the portfolio company. We will tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of our return will be monthly cash interest that we will collect on our debt investments.

Portfolio Monitoring

In addition, our Adviser will monitor our portfolio companies to determine if each company is meeting its business plan and to assess the appropriate course of action for each company.

We will employ several methods of evaluating and monitoring the performance and value of our investments, which may include, but are not limited to, the following:

•	Assessment of success in adhering to the portfolio company's business plan and compliance with covenants;

•	Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Attendance at and participation in board meetings of the portfolio company; and

•	Review of monthly and quarterly financial statements and financial projections for the portfolio company.

Competition

Our primary competition in providing financing for acquisitions, buyouts and recapitalizations of small and mid-sized companies will include public and private buyout and other private equity funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of funds as well as access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We expect to use the industry information of our investment professionals, to which we will have access, to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect that our relationships will enable us to discover, and compete effectively for, financing opportunities with attractive small and mid-sized companies in the industries in which we seek to invest.

Properties

Our executive offices are located at 405 Park Avenue, 15th Floor, New York, NY 10022. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

Neither we nor our Adviser are currently subject to any material legal proceedings.

Determination of Net Asset Value

We will determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded will be valued at the reported closing price on the valuation date. Securities that are not publicly-traded will be valued at fair value as determined in good faith by our board of directors. In connection with that determination, we anticipate that our Advisor will prepare portfolio company valuations using relevant inputs, including but not limited to indicative dealer quotes, values of like securities, the most recent portfolio company financial statements and forecasts.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurement (as codified in the Accounting Standards Codification under Topic 820, or ASC Topic 820), which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we expect to undertake a multi-step valuation process each quarter, as described below:

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our quarterly valuation process will begin with each portfolio company or investment being initially valued by  our Advisor’s management team, with such valuation potentially taking into account information received from an independent valuation firm, if applicable;

•	preliminary valuation conclusions will then be documented and discussed with our valuation committee;

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our valuation committee will review the preliminary valuation and our Advisor’s management team, together with our independent valuation firm, if applicable, supplement the preliminary valuation to reflect any comments provided by the valuation committee; and

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our board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of our Advisor, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair values involves subjective judgments and estimates. Accordingly, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations on our financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we will incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board will consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or in limited instances book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

We may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. We may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors we deem relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

Determinations in Connection With Offerings

After meeting the minimum offering requirement, we will then sell our shares on a continuous basis at a current offering price of $10 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below net asset value per share. To the extent that the net asset value per share increases subsequent to the last weekly closing, the price per share may increase. In the event of a material decline in our net asset value per share, which we consider to be a 5% decrease below our current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who subscribe for shares of our common stock in this offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. In connection with each weekly closing on the sale of shares of our common stock offered pursuant to this prospectus on a continuous basis, the board of directors or a committee thereof is required within 48 hours of the time that each closing and sale is made to make the determination that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value per share. The board of directors or a committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC

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our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the closing on and sale of our common stock; and

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the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock at the date of closing.

Importantly, this determination does not require that we calculate net asset value in connection with each closing and sale of shares of our common stock, but instead it involves the determination by the board of directors or a committee thereof that we are not selling shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value at the time at which the closing and sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price which, after deducting selling commissions and dealer manager fees, is below the then current net asset value of our common stock at the time at which the closing and sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the closing until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be at a price which, after deducting selling commissions and dealer manager fees, is below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

In addition, a decline in our net asset value per share to an amount more than 5% below our current offering price, net of selling commissions and dealer manager fees, creates a rebuttable presumption that there has been a material change in the value of our assets such that a reduction in the offering price per share is warranted. This presumption may only be rebutted if our board of directors, in consultation with our management, reasonably and in good faith determines that the decline in net asset value per share is the result of a temporary movement in the credit markets or the value of our assets, rather than a more fundamental shift in the valuation of our portfolio. In the event that (i) net asset value per share decreases to more than 5% below our current net offering price and (ii) our board of directors believes that such decrease in the net asset value per share is the result of a non-temporary movement in the credit markets or the value of our assets, our board of directors will undertake to establish a new net offering price that is not more than 5% above our net asset value per share. If our board of directors determines that the decline in our net asset value per share is the result of a temporary movement in the credit markets, investors will purchase shares at an offering price per share, net of selling commissions and dealer manager fees, which represents a premium to the net asset value per share of greater than 5%.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act. Promptly following any adjustment to the offering price per share of our common stock offered pursuant to this prospectus, we will update this prospectus by filing a prospectus supplement with the SEC. We will also make updated information available via our website.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The board of directors currently has an audit committee and nominating and corporate governance committee, and may establish additional committees from time to time as necessary. Each director will serve until the next annual meeting of stockholders and until his or her successor is duly elected. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

A vacancy created by an increase in the number of directors or the death, resignation, removal, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers

Our board of directors consists of          members, a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Members of our board of directors will be elected annually at our annual meeting of stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under section 402 of the Sarbanes-Oxley Act of 2002.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups—independent directors and interested directors. The address for each director is c/o 405 Park Avenue, 15th Floor, New York, NY 10022.

Name	Age	Director Since	Expiration of Current Term

Interested Directors

William M. Kahane	61	2010	2011 Annual Meeting
Nicholas S. Schorsch	49	2010	2011 Annual Meeting

Independent Directors

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held with the Company	Executive Officer Since

Nicholas S. Schorsch	49	Chief Executive Officer	2010
William M. Kahane	61	President and Chief Operating Officer	2010
Brian S. Block	38	Chief Financial Officer	2010
Peter M. Budko	49	Chief Investment Officer	2010

The address for each director and executive officer of the Company is c/o 405 Park Avenue, 15th Floor, New York, NY 10022.

Biographical Information

Interested Directors:

Nicholas S. Schorsch is the Chairman and Chief Executive Officer of American Realty Capital Trust, Inc. (“ARCT”) and American Realty Capital New York Recovery REIT, Inc.  Mr. Schorsch has also been the Chief Executive Officer of American Realty Capital Trust, Inc., American Realty Capital Properties, LLC, and American Realty Capital Advisors, LLC.  From September 2006 to July 2007, Mr. Schorsch was Chief Executive Officer of American Realty Capital, LLC, a real estate investment firm.  Mr. Schorsch formed Realty Capital Securities, LLC (“RCS”), a registered broker-dealer and FINRA member firm as an open architecture broker-dealer in the real estate investment program space. RCS is focused exclusively on the distribution of quality public and private direct investment programs, and currently serves as the dealer-manager for the following publicly registered, non-traded REITs: American Realty Capital Trust, Inc., Healthcare Trust of America Inc., and United Development Funding IV, and subject to regulatory approval, has been designated as the dealer-manager for the American Realty Capital New York Recovery REIT, Inc., and the Phillips Edison ARC Shopping Center REIT, Inc. Mr. Schorsch founded and formerly served as President, CEO and Vice-Chairman of American Financial Realty Trust (“AFRT”), a NYSE-listed REIT, from its inception in September 2002 until August 2006.  At the time, the IPO was the 2nd largest real estate IPO in U.S. history. American Financial Realty Trust invested exclusively in offices, operations centers, bank branches, and other operating real estate assets net leased to tenants in the financial services industry, such as banks and insurance companies.  Through American Financial Resource Group and its successor corporation, American Financial Realty Trust, Mr. Schorsch executed in excess of 1,000 acquisitions of businesses and real estate properties with transactional value of approximately $5 billion. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as CEO and President of American Financial Resource Group (“AFRG”), American Financial Realty Trust’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in various industries, including printing and financial services.  While CEO of AFRG, Mr. Schorsch was involved in multiple ventures, including mergers & acquisitions, corporate lending, financial consulting and operating businesses. Under AFRG, Mr. Schorsch manufactured products for both consumers and military use, including: sanitary towelettes; grounding discharge reels; and water bottle and snack package labels. Additionally, Mr. Schorsch acquired and immediately disposed of an adhesive manufacturing company and has owned and operated cemeteries and funeral homes. Prior to American Financial Resource Group, Mr. Schorsch served as President of a non-ferrous metal product manufacturing business, Thermal Reduction.  He successfully built the business through mergers and acquisitions, having acquired chemical and metalogical testing facilities, die cast and metal cast materials and other manufacturing firms in the United States. Mr. Schorsch sold his interests to Corrpro (NYSE) in 1994.

William M. Kahane has served as President, Chief Operating Officer and Treasurer of ARCT since its formation in 2007. He has also been the President, Chief Operating Officer and Treasurer of American Realty Capital Properties, LLC, and the American Realty Capital Advisors, LLC since their formation in 2007. Mr. Kahane has served as President, Treasurer and Director of American Realty Capital New York Recovery REIT, Inc. since its formation in 2009. He has also served as President and Treasurer of New York Recovery Properties, LLC and New York Recovery Advisors, LLC since their formation in 2009.  Mr. Kahane has been active in the acquisition, structuring and financial management of commercial real estate investments for over 35 years. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 – 1979.  From 1981 – 1992, Mr. Kahane worked at Morgan Stanley & Co., specializing in real estate, becoming a Managing Director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the Chairman. Mr. Kahane worked very closely with Mr. Schorsch while a trustee at AFRT (April 2003 to August 2006), during which time Mr. Kahane served as chairman of the finance committee of the board of trustees. Mr. Kahane has been a managing director of GF Capital Management & Advisors LLC, a New York-based merchant banking firm, where he has directed the firm’s real estate investments since 2001. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Since 2008, Mr. Kahane has served as a member of the Investment Committee of Aetos Capital Asia III Advisors LLC, an investment fund managed by Aetos Capital which is focused on investments in real estate and related assets primarily in Japan and China. From 1997 until 2005, Mr. Kahane also was on the board of directors of Catellus Development Corp., an NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an M.B.A from Stanford University’s Graduate School of Business where he was a Mason Smith Fellow and received a Japan Foundation Grant. Mr. Kahane serves as a trustee of Occidental College and is a member of the Board of Trustees of Temple Emanu-El in New York City.

Independent Directors:

Executive Officers (who are not directors):

Brian S. Block has served as Executive Vice President and Chief Financial Officer of American Realty Capital Trust, Inc. since September 2007. He has been the Executive Vice President and Chief Financial Officer of the American Realty Capital Properties, LLC and the American Realty Capital Advisors, LLC since 2007.In addition, Mr. Block has served as Executive Vice President and Chief Financial Officer of American Realty Capital New York Recovery REIT, Inc., New York Recovery Properties, LLC and New York Recovery Advisors, LLC since 2009. Mr. Block is responsible for the accounting, finance and reporting functions at ARC. He has extensive experience in SEC reporting requirements, as well as REIT tax compliance matters. Mr. Block has been instrumental in developing ARC’s infrastructure and positioning the organization for growth. Mr. Block began his career in public accounting at Ernst & Young and Arthur Andersen from 1994 to 2000. Subsequently, Mr. Block was the Chief Financial Officer of a venture capital-backed technology company for several years prior to joining American Financial Realty Trust in 2002. While at American Financial Realty Trust, Mr. Block served as Senior Vice President and Chief Accounting Officer from 2003 to 2007 and oversaw the financial, administrative and reporting functions of the organization. He is a certified public accountant and is a member of the AICPA and PICPA. Mr. Block serves on the REIT Committee of the Investment Program Association. Mr. Block received a B.S. from Albright College and an MBA from La Salle University.

Peter M. Budko has served as Executive Vice President and Chief Investment Officer of ARCT since its formation in 2007.  He has also been the Executive Vice President and Chief Investment Officer of American Realty Capital Properties, LLC and American Realty Capital Advisors, LLC since their formation in 2007. Mr. Budko has served as Executive Vice President and Chief Operating Officer of  American Realty Capital New York Recovery REIT, Inc. since its formation in October 2009.  He has also been the Executive Vice President and Chief Operating Officer of New York Recovery Properties, LLC and New York Recovery Advisors, LLC since their formation in 2009.  Mr. Budko is responsible for structuring our most complex transactions; LBOs, sale-leasebacks and JVs.  Mr. Budko brings to BDCA Advisor, LLC his in depth experience and intimate knowledge of structured finance, credit analysis, and the net lease space.  Mr. Budko, a structured finance authority, has over 20 years of experience with net leased and single tenant real estate as both a principal and as an advisor. Mr. Budko founded and formerly served as managing director and group head of the Structured Asset Finance Group, a division of Wachovia Capital Markets, LLC from February 1997 – January 2006. In his role at Wachovia, Mr. Budko structured, negotiated, and financed some of the bank’s largest real estate transactions. His in depth understanding of the capital markets and of U.S. real estate accounting treatment made him an invaluable contributor to the deal structuring process.  While at Wachovia, Mr. Budko was primarily responsible for acquiring over $5 billion of net leased real estate assets. He also was head of Wachovia Exchange Services, a unit of Wachovia that provides advisory and administrative services on tax-free exchanges. Prior to Wachovia, Mr. Budko worked in the Corporate Real Estate Finance Group at NationsBank Capital Markets (predecessor to Bank of America Securities) from 1987-1997, becoming head of the group in 1990. At NationsBank, he was responsible for advising corporations on various real estate financing alternatives for corporate-owned and occupied properties, closing in excess of $3 billion of transactions.  Mr. Budko received a B.A. in Physics from the University of North Carolina.

Committees of the Board of Directors

Audit Committee

Our audit committee is composed entirely of independent directors.  The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also be responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee may utilize the services of a nationally recognized independent valuation firm to help them determine the fair value of these securities. Messrs.                         ,                    and                          our members of our audit committee.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is composed entirely of independent directors.  The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. Our nominating and corporate governance committee will consider stockholders’ proposed nominations for director; however, please see “Description of our Securities” for more information on certain requirements that must be met in connection therewith. Messrs.                  ,                    and                       our members of our nominating and corporate governance committee.

Compensation of Directors

Prior to meeting our minimum offering requirement, our directors are not entitled to compensation. Subsequent to meeting our minimum offering requirement, independent directors will receive an annual fee of $20,000 plus reimbursement of any reasonable out-of pocket expenses incurred. In addition, the Chairman of the Audit Committee will receive an annual fee of $5,000 and the Chairman of the Nominating and Corporate Governance Committee will receive an annual fee of $2,500 for their additional services, if any, in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.  Messrs.                     ,                          and                       each serve on the Audit Committee and the Nominating and Corporate Governance Committee.  Mr.                         is the chairman of the Audit Committee and Mr.                     is the chairman of the Nominating and Corporate Governance Committee.

Compensation of Executive Officers

None of our executive officers will receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business will be provided to us by our officers and the employees of our Adviser and Administrator pursuant to the terms of the investment advisory and administration agreements that we expect to enter into before beginning operations.

PORTFOLIO MANAGEMENT

The management of our investment portfolio will be the responsibility of our Adviser and its respective investment committees. We anticipate that all new investments will be required to be approved by a consensus of the investment committee of our Adviser, which will be led by Messrs. Schorsch and Kahane.  For more information regarding the business experience of Messrs. Schorsch and Kahane, see “Management—Board of Directors and Executive Officers.” The members of our investment committee will receive no direct compensation from us.  Such members may be employees or partners of our Adviser and may receive compensation or profit distributions from our Adviser.

The table below shows the dollar range of shares of common stock beneficially owned as of the date of this prospectus by each of our portfolio managers.

Name of Portfolio Manager	Dollar Range of Equity Securities in Business Development Corporation of America(1)
Nicholas S. Schorsch	None
William M. Kahane	None
Peter M. Budko	None
Brian S. Block	None
Edward M. Weil, Jr	None
Michael A. Happel	None

(1)           Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

Our Investment Adviser

Below is a brief description of the background and experience of the principals of our Investment Adviser and the senior investment professionals employed or retained by our Investment Adviser and its affiliates.

Our Investment Adviser is affiliated with American Realty Capital II, LLC. American Realty Capital II, LLC, our ARC sponsor, is majority owned by Nicholas S. Schorsch, William M. Kahane, Peter M. Budko, Brian S. Block and Edward M. Weil, Jr. Each of these individuals is an executive officer of American Realty Capital Trust, Inc., a non-traded public REIT that focuses on acquiring a diversified portfolio of freestanding, single-tenant retail and commercial properties that are net leased to investment grade and other creditworthy tenants. American Realty Capital II, LLC wholly owns our Adviser and our dealer manager. Below is biographical information on each of our Investment Adviser’s portfolio managers.

Nicholas S. Schorsch is the Chairman and Chief Executive Officer of American Realty Capital Trust, Inc. (“ARCT”) and American Realty Capital New York Recovery REIT, Inc.  Mr. Schorsch has also been the Chief Executive Officer of American Realty Capital Trust, Inc., American Realty Capital Properties, LLC, and American Realty Capital Advisors, LLC.  From September 2006 to July 2007, Mr. Schorsch was Chief Executive Officer of American Realty Capital, LLC, a real estate investment firm.  Mr. Schorsch formed Realty Capital Securities, LLC (“RCS”), a registered broker-dealer and FINRA member firm as an open architecture broker-dealer in the real estate investment program space. RCS is focused exclusively on the distribution of quality public and private direct investment programs, and currently serves as the dealer-manager for the following publicly registered, non-traded REITs: American Realty Capital Trust, Inc., Healthcare Trust of America Inc., and United Development Funding IV, and subject to regulatory approval, has been designated as the dealer-manager for the American Realty Capital New York Recovery REIT, Inc., and the Phillips Edison ARC Shopping Center REIT, Inc. Mr. Schorsch founded and formerly served as President, CEO and Vice-Chairman of American Financial Realty Trust (“AFRT”), a NYSE-listed REIT, from its inception in September 2002 until August 2006.  At the time, the IPO was the 2nd largest real estate IPO in U.S. history. American Financial Realty Trust invested exclusively in offices, operations centers, bank branches, and other operating real estate assets net leased to tenants in the financial services industry, such as banks and insurance companies.  Through American Financial Resource Group and its successor corporation, American Financial Realty Trust, Mr. Schorsch executed in excess of 1,000 acquisitions of businesses and real estate properties with transactional value of approximately $5 billion. In 2003, Mr. Schorsch received an Entrepreneur of the Year award from Ernst & Young. From 1995 to September 2002, Mr. Schorsch served as CEO and President of American Financial Resource Group (“AFRG”), American Financial Realty Trust’s predecessor, a private equity firm founded for the purpose of acquiring operating companies and other assets in various industries, including printing and financial services.  While CEO of AFRG, Mr. Schorsch was involved in multiple ventures, including mergers & acquisitions, corporate lending, financial consulting and operating businesses. Under AFRG, Mr. Schorsch manufactured products for both consumers and military use, including: sanitary towelettes; grounding discharge reels; and water bottle and snack package labels. Additionally, Mr. Schorsch acquired and immediately disposed of an adhesive manufacturing company and has owned and operated cemeteries and funeral homes. Prior to American Financial Resource Group, Mr. Schorsch served as President of a non-ferrous metal product manufacturing business, Thermal Reduction.  He successfully built the business through mergers and acquisitions, having acquired chemical and metalogical testing facilities, die cast and metal cast materials and other manufacturing firms in the United States. Mr. Schorsch sold his interests to Corrpro (NYSE) in 1994.

William M. Kahane has served as President, Chief Operating Officer and Treasurer of ARCT since its formation in 2007. He has also been the President, Chief Operating Officer and Treasurer of American Realty Capital Properties, LLC, and the American Realty Capital Advisors, LLC since their formation in 2007. Mr. Kahane has served as President, Treasurer and Director of American Realty Capital New York Recovery REIT, Inc. since its formation in 2009. He has also served as President and Treasurer of New York Recovery Properties, LLC and New York Recovery Advisors, LLC since their formation in 2009.  Mr. Kahane has been active in the acquisition, structuring and financial management of commercial real estate investments for over 35 years. Mr. Kahane began his career as a real estate lawyer practicing in the public and private sectors from 1974 – 1979.  From 1981 – 1992, Mr. Kahane worked at Morgan Stanley & Co., specializing in real estate, becoming a Managing Director in 1989. In 1992, Mr. Kahane left Morgan Stanley to establish a real estate advisory and asset sales business known as Milestone Partners which continues to operate and of which Mr. Kahane is currently the Chairman. Mr. Kahane worked very closely with Mr. Schorsch while a trustee at AFRT (April 2003 to August 2006), during which time Mr. Kahane served as chairman of the finance committee of the board of trustees. Mr. Kahane has been a managing director of GF Capital Management & Advisors LLC, a New York-based merchant banking firm, where he has directed the firm’s real estate investments since 2001. GF Capital offers comprehensive wealth management services through its subsidiary TAG Associates LLC, a leading multi-client family office and portfolio management services company with approximately $5 billion of assets under management. Since 2008, Mr. Kahane has served as a member of the Investment Committee of Aetos Capital Asia III Advisors LLC, an investment fund managed by Aetos Capital which is focused on investments in real estate and related assets primarily in Japan and China. From 1997 until 2005, Mr. Kahane also was on the board of directors of Catellus Development Corp., an NYSE growth-oriented real estate development company, where he served as chairman. Mr. Kahane received a B.A. from Occidental College, a J.D. from the University of California, Los Angeles Law School and an M.B.A from Stanford University’s Graduate School of Business where he was a Mason Smith Fellow and received a Japan Foundation Grant. Mr. Kahane serves as a trustee of Occidental College and is a member of the Board of Trustees of Temple Emanu-El in New York City.

Peter M. Budko has served as Executive Vice President and Chief Investment Officer of ARCT since its formation in 2007.  He has also been the Executive Vice President and Chief Investment Officer of American Realty Capital Properties, LLC and American Realty Capital Advisors, LLC since their formation in 2007. Mr. Budko has served as Executive Vice President and Chief Operating Officer of  American Realty Capital New York Recovery REIT, Inc. since its formation in October 2009.  He has also been the Executive Vice President and Chief Operating Officer of New York Recovery Properties, LLC and New York Recovery Advisors, LLC since their formation in 2009.  Mr. Budko is responsible for structuring our most complex transactions; LBOs, sale-leasebacks and JVs.  Mr. Budko brings to BDCA Advisor, LLC his in depth experience and intimate knowledge of structured finance, credit analysis, and the net lease space.  Mr. Budko, a structured finance authority, has over 20 years of experience with net leased and single tenant real estate as both a principal and as an advisor. Mr. Budko founded and formerly served as managing director and group head of the Structured Asset Finance Group, a division of Wachovia Capital Markets, LLC from February 1997 – January 2006. In his role at Wachovia, Mr. Budko structured, negotiated, and financed some of the bank’s largest real estate transactions. His in depth understanding of the capital markets and of U.S. real estate accounting treatment made him an invaluable contributor to the deal structuring process.  While at Wachovia, Mr. Budko was primarily responsible for acquiring over $5 billion of net leased real estate assets. He also was head of Wachovia Exchange Services, a unit of Wachovia that provides advisory and administrative services on tax-free exchanges. Prior to Wachovia, Mr. Budko worked in the Corporate Real Estate Finance Group at NationsBank Capital Markets (predecessor to Bank of America Securities) from 1987-1997, becoming head of the group in 1990. At NationsBank, he was responsible for advising corporations on various real estate financing alternatives for corporate-owned and occupied properties, closing in excess of $3 billion of transactions.  Mr. Budko received a B.A. in Physics from the University of North Carolina.

Brian S. Block has served as Executive Vice President and Chief Financial Officer of American Realty Capital Trust, Inc. since September 2007. He has been the Executive Vice President and Chief Financial Officer of the American Realty Capital Properties, LLC and the American Realty Capital Advisors, LLC since 2007.In addition, Mr. Block has served as Executive Vice President and Chief Financial Officer of American Realty Capital New York Recovery REIT, Inc., New York Recovery Properties, LLC and New York Recovery Advisors, LLC since 2009. Mr. Block is responsible for the accounting, finance and reporting functions at ARC. He has extensive experience in SEC reporting requirements, as well as REIT tax compliance matters. Mr. Block has been instrumental in developing ARC’s infrastructure and positioning the organization for growth. Mr. Block began his career in public accounting at Ernst & Young and Arthur Andersen from 1994 to 2000. Subsequently, Mr. Block was the Chief Financial Officer of a venture capital-backed technology company for several years prior to joining American Financial Realty Trust in 2002. While at American Financial Realty Trust, Mr. Block served as Senior Vice President and Chief Accounting Officer from 2003 to 2007 and oversaw the financial, administrative and reporting functions of the organization. He is a certified public accountant and is a member of the AICPA and PICPA. Mr. Block serves on the REIT Committee of the Investment Program Association. Mr. Block received a B.S. from Albright College and an MBA from La Salle University.

Edward M. Weil, Jr. is the Executive Vice President and Secretary of American Realty Capital Trust, Inc. He is also the Chief Executive Officer of Realty Capital Securities, LLC and the Executive Vice President and Secretary of our dealer manager, the American Realty Capital Trust property manager and the American Realty Capital Trust advisor. In addition, Mr. Weil serves as the Executive Vice President and Secretary of American Realty Capital New York Recovery REIT, Inc., New York Recovery Properties, LLC and New York Recovery Advisors, LLC. He was formerly the Senior Vice President of Sales and Leasing for American Financial Realty Trust (American Financial Realty, from April 2004 to October 2006), where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio. Under the direction of Mr. Weil, his department was the sole contributor in the increase of occupancy and portfolio revenue through the sales of over 200 properties and the leasing of over 2.2 million square feet, averaging 325,000 square feet of newly executed leases per quarter. After working at AFR, from October 2006 to May 2007, Mr. Weil was managing director of Milestone Partners Limited and prior to joining AFR, from July 1987 to April 2004, Mr. Weil was president of Plymouth Pump & Systems Co. Mr. Weil attended George Washington University.

Michael A. Happel has served as the Executive Vice President and Chief Investment Officer of American Realty Capital New York Recovery REIT, Inc. and as an observer to its Board of Directors since 2009.  Mr. Happel has over 20 years of experience investing in real estate, including office retail, multifamily, industrial, and hotel properties, as well as real estate companies. Mr. Happel also is Executive Vice President and Chief Investment Officer of New York Recovery Properties, LLC and New York Recovery Advisors, LLC. From 1988 – 2002, he worked at Morgan Stanley & Co., specializing in real estate and becoming co-head of acquisitions for the Morgan Stanley Real Estate Funds, or MSREF, in 1994. While at MSREF, he was involved in acquiring over $10 billion of real estate and related assets in MSREF I and MSREF II. As stated in a report prepared by Wurts & Associates for the Fresno County Employees’ Retirement Association for the period ending September 30, 2008, MSREF I generated approximately a 48% gross IRR for investors and MSREF II generated approximately a 27% gross IRR for investors. In 2002, Mr. Happel left Morgan Stanley & Co. to join Westbrook Partners, a large real estate private equity firm with over $5 billion of real estate assets under management at the time. In 2004, he joined Atticus Capital, a multi-billion dollar hedge fund, as the head of real estate with responsibility for investing primarily in REITs and other publicly-traded real estate securities. Mr. Happel received a B.A. in economics from Duke University and a J.D. from Harvard Law School.

INVESTMENT ADVISORY AND MANAGEMENT SERVICES AGREEMENT

Management Services

We anticipate that BDCA Adviser, LLC will serve as our investment adviser.  We expect that BDCA Adviser, LLC will be formed in Delaware as a private investment company. We anticipate that BDCA Adviser, LLC will register under the Investment Advisers Act of 1940, or the Advisers Act.  Subject to the overall supervision of our board of directors, our Adviser will manage the day-to-day operations of, and provide investment advisory and management services to us. Under the terms of our proposed investment advisory and management services agreement, our Adviser will, among other things:

•	Determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	Identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	Monitor the investments we make.

Our Adviser’s services under the proposed investment advisory and management services agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, Our Adviser may engage one or more sub-advisers to assist it in carrying out its activities as our investment adviser.

Management Services Fee

Pursuant to the proposed investment advisory and management services agreement that we expect to enter into, we will pay our Adviser a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated at a quarterly rate of 0.5% of our gross assets (including amounts borrowed).  For services rendered under the investment advisory and management services agreement during the period commencing from the closing of this offering through and including the first six months of operations, the base management fee will be payable monthly in arrears.  For services rendered under the investment advisory and management services agreement after that time, the base management fee will be payable quarterly in arrears.  For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets.  Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.  Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee will have three parts, as follows:  The first part, the income incentive fee, will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter.  For this purpose, pre-incentive fee net investment income means interest income, dividend and distribution income from equity investments (but excluding that portion of distributions that are treated as a return of capital) and any other income (including any other fees other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee).  Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash.  Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.  Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).  Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% annualized base management fee.  We will pay our Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the “hurdle rate” of 1.75%;

•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized with a 7% annualized hurdle rate). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

•
20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized with a 7% annualized hurdle rate) is payable to our Adviser (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to our Adviser).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to our Adviser

These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our Adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee, the capital gains incentive fee, will be determined and payable in arrears as of the end of each quarter (or upon termination of the investment advisory and management services agreement, as of the termination date) and will equal 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each quarter, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.  For purposes of calculating the foregoing: (1) the calculation of the incentive fee shall include any capital gains that result from cash distributions that are treated as a return of capital, (2) any such return of capital will be treated as a decrease in the Company’s cost basis of an investment, and (3) all fiscal year-end valuations will be determined by the Company in accordance with generally accepted accounting principles, applicable provisions of the 1940 Act (even if such valuation is made prior to the date on which the Company has elected to be regulated as a BDC) and the Company’s pricing procedures.  In determining the capital gains incentive fee payable to our Adviser, we will calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio.  For this purpose, aggregate realized capital gains, if any, will equal the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception.  Aggregate realized capital losses will equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. Aggregate unrealized capital depreciation will equal the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment.  At the end of the applicable period, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee will equal the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the capital gains incentive fee for such period will be equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of its portfolio in all prior periods.

Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred a loss in that quarter due to realized or unrealized losses on our investments.

The third part of the incentive fee, which we refer to as the liquidation incentive fee, will equal 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation. Adjusted capital shall mean: cumulative gross proceeds generated from sales of our common stock (including our distribution reinvestment plan) reduced for distributions to investors of proceeds from non-liquidating dispositions of our investments and amounts paid for share repurchases pursuant to our share repurchase program.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate (1) = 1.75%
Management fee (2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 0.55%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate (1) = 1.75%
Management fee (2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 2.00%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Adviser.
Incentive fee = 100% × pre-incentive fee net investment income, subject to the “catch-up” (4)
= 100% × (2.00% – 1.75%)
= 0.25%
Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%
Hurdle rate (1) = 1.75%
Management fee (2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%
Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.30%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Adviser.
Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up” (4)
Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.1875%))
Catch-up = 2.1875% – 1.75%
= 0.4375%
Incentive fee = (100% × 0.4375%) + (20% × (2.3% – 2.1875%))
= 0.4375% + (20% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

(1)	Represents 7.0% annualized hurdle rate.
(2)	Represents 2.0% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)
The “catch-up” provision is intended to provide our Adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $30 million investment made in company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None

•	Year 4: Capital gains incentive fee of $200,000 ($6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)).

Alternative 2

Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), $30 million investment made in company B (“Investment B”) and $25 million investment made in company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•
Year 5: Investment B sold for $20 million. ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3)

The capital gains incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•
Year 3: $1.4 million capital gains incentive fee.(1)$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2)

•	Year 4: None.

•
Year 5: None. $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

(1) As illustrated in Year 3 of Alternative 1 above, if Business Development Corporation of America were to be wound up on a date other than December 31st of any year, Business Development Corporation of America may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if Business Development Corporation of America had been wound up on December 31 of such year.

Example 3: Liquidation Incentive Fee

Alternative 1

Assumptions

•
Year 1: Gross offering proceeds total $85 million. $20 million investment made in company A (“Investment A”), $30 million investment made in company B (“Investment B”) and $25 million investment made in company C (“Investment C”)

•
Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to stockholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.

•	Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C Determined to be $20 million.

•	Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.

•	Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $55 million. All proceeds, net of any capital gains incentive fees payable, are returned to stockholders.

The capital gains incentive fee, if any, would be:

•	Year 1: None

•
Year 2: Incentive fee on capital gains during operations of $1 million ($5 million realized capital gains on sale of Investment A multiplied by 20.0%). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to stockholders from the sale of portfolio investments).

•	Year 3: None

•	Year 4: None

•	Year 5: No liquidation incentive fee due — Liquidation proceeds of $55 million are less than adjusted capital immediately prior to liquidation ($61 million).

Alternative 2

Assumptions

•
Year 1: Gross offering proceeds total $85 million. $20 million investment made in company A (“Investment A”), $30 million investment made in company B (“Investment B”) and $25 million investment made in company C (“Investment C”).

•
Year 2: Investment A sold for $25 million and all proceeds, net of any capital gains incentive fees payable, are returned to stockholders. FMV of Investment B determined to be $30 million and FMV of Investment C determined to be $27 million.

•	Year 3: FMV of Investment B determined to be $31 million. FMV of Investment C Determined to be $20 million.

•	Year 4: FMV of Investment B determined to be $35 million. FMV of Investment C determined to be $25 million.

•	Year 5: Investments B and C sold in an orderly liquidation for total proceeds of $80 million. All proceeds, net of any capital gains incentive fees payable, are returned to stockholders.

The capital gains incentive fee, if any, would be:

•	Year 1: None

•
Year 2: Incentive fee on capital gains during operations of $1 million ($5 million realized capital gains on sale of Investment A multiplied by 20.0%). Adjusted capital now equals $61 million ($85 million gross proceeds less $24 million returned to stockholders from the sale of portfolio investments).

•	Year 3: None

•	Year 4: None

•	Year 5: $3.8 million liquidation incentive fee — 20.0% multiplied by liquidation proceeds ($80 million) in excess of adjusted capital immediately prior to liquidation ($61 million), or $19 million.

The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

Payment of Our Expenses

Our primary operating expenses will be the payment of fees and other expenses under our administration agreement. We expect to enter into an administration agreement with either a third party administrator or an entity affiliated with our Adviser.  Our investment advisory fee will compensate our Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments.

We will bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our common stock, subject to limitations included in the investment advisory and management services agreement;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchase of shares of our common stock and other securities;

•	investment advisory fees;

•
fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs, including compliance with the Sarbanes-Oxley Act of 2002;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

•	brokerage commissions for our investments;

•	all other expenses incurred by our Adviser, in performing its obligations subject to the limitations included in the investment advisory and management services agreement; and

•
all other expenses incurred by either our Administrator or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and chief financial officer and their respective staffs. We expect to enter into an administration agreement with either a third-party administrator or an entity affiliated with our Adviser.

Duration and Termination

Our Adviser’s services under the proposed investment advisory and management services agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. Unless earlier terminated as described below, the investment advisory and management services agreement will remain in effect for a period of two years from the date it was approved by the board of directors and will remain in effect from year to year thereafter if approved annually by (i) the vote of our board of directors, or by approval by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, and (ii) the vote of a majority of our directors who are not interested persons. An affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter is also necessary in order to make material amendments to the investment advisory and management services agreement. The investment advisory and management services agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the investment advisory and management services agreement will provide that we may terminate the agreement without penalty upon 60 days written notice to the Adviser. Our Adviser may voluntarily terminate the investment advisory and management services agreement upon 120 days notice prior to termination and must pay all expenses associated with its termination.

Indemnification

Our charter and the investment advisory and management services agreement will provide that our Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Adviser, nor shall our Adviser be held harmless for any loss or liability suffered by us, unless (i) such indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) such indemnitee was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of negligence or misconduct by such indemnitee, and (iv) the indemnification or agreement to hold such indemnitee harmless for any loss or liability suffered by us is only recoverable out of our net assets and not from our stockholders.

Organization of the Investment Adviser

We anticipate that BDCA Adviser, LLC will be a Delaware limited liability company.  We expect that the principal executive offices of BDCA Adviser, LLC will be                                    ..

ADMINISTRATIVE SERVICES

We expect to enter into an administration agreement with either a third-party administrator or an entity affiliated with our Adviser. We expect that, pursuant to the administration agreement, the Administrator will furnish us with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities.  We anticipate that, under the administration agreement, our Administrator also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders.  In addition, we expect that our Administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others.  We expect that payments under the administration agreement will be equal to an amount based upon our allocable portion of our Administrator’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.  We anticipate that, under the administration agreement, the Administrator will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance.  We anticipate that the administration agreement will be able to be terminated by either party without penalty upon 60 days’ written notice to the other party.

We expect that the administration agreement will provide that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it will be entitled to indemnification from Business Development Corporation of America for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Administrator’s services under the administration agreement or otherwise as administrator for Business Development Corporation of America.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We expect to into an investment advisory and management services agreement with our Adviser, in which our chairman and chief executive officer, our senior management team and our dealer manager have ownership and financial interests.  Our chief financial officer and chief compliance officer and the other investment professionals may also serve as principals of other investment managers affiliated with our Adviser or our Sponsor that may in the future manage investment funds with investment objectives similar to ours.  We anticipate entering into a dealer management agreement with, and will pay fees to, a dealer manager. We expect to engage Realty Capital Securities LLC, an affiliate of American Realty Capital II Advisors, as our dealer manager.

Our Adviser may apply to the SEC for exemptive relief to enable us and registered companies advised by our Adviser or its affiliates, to co-invest in certain privately-placed securities and other situations.  If it applies for such relief, there are no assurances that our Adviser will receive the requested relief.  If such relief is not obtained and until it is obtained, our Adviser may be required to allocate some investments solely to any of us and one or more registered funds or solely to one or more other unregistered accounts or funds advised by our Adviser or its affiliates.  This restriction could preclude us from investing in certain securities it would otherwise be interested in and could adversely affect the pace at which we are able to invest its assets and, consequently, our performance.

Under the terms of the proposed dealer manager agreement, Realty Capital Securities, LLC is expected to act as our exclusive dealer manager until the end of our initial public offering or until the dealer manager agreement is terminated by us or them.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of the date of this prospectus, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officer; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering.

Shares Beneficially Owned as of the date of this Prospectus
Name and Address(1)	Number	Percentage assuming minimum amount is purchased	Percentage assuming maximum amount is purchased

Interested Directors:
Nicholas S. Schorsch	—	—	—
William M. Kahane	—	—	—

Independent Directors:

Officers (that are not directors)

Peter M. Budko	—	—	—

All officers and directors as a group (persons)	—	—	—
(1)           The address of each beneficial owner is c/o 405 Park Avenue, 15th Floor, New York, NY 10022.

The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)

Interested Directors:

Nicholas S. Schorsch
William M. Kahane

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors is based on an assumed initial public offering price of $10.00 per share.
(3)	The dollar range of equity securities beneficially owned is: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

We expect to authorize and declare quarterly distributions that will be paid on a monthly basis beginning the month in which the minimum offering requirement is met. We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional shares of our stock. Participants in our distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution, then if you have “opted in” to our distribution reinvestment plan you will have your cash distributions reinvested in additional shares of our common stock, rather than receiving the cash distributions. Shares issued pursuant to our distribution reinvestment plan will be issued on the same date that we hold the first closing of the month for the sale of shares in this offering. Your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering on such closing date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares of common stock offered pursuant to this prospectus.

If you wish to receive your distribution in cash, no action will be required on your part to do so. If you are a registered stockholder, you may elect to have your entire distribution reinvested in shares of additional common stock by notifying                       , the plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. If you elect to reinvest your distributions in additional shares of stock, the plan administrator will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt in” to our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

We intend to use newly issued shares to implement the plan. The number of shares we will issue to you is determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that the shares are sold in the offering on such closing date.

There will be no selling commissions, dealer manager fees or other sales charges to you if you elect to participate in the distribution reinvestment plan. We will pay the plan administrator’s fees under the plan.

If you receive distributions in the form of stock, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

We reserve the right to amend, suspend or terminate the distribution reinvestment plan. We may terminate the plan upon notice in writing mailed to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your account under the plan by filling out the disbursement change form. Please e-mail                                          for a copy of this form. You may send the completed form to the plan administrator at                                                 or by sending the completed form to the plan administrator at the following e-mail address:                  ..

All correspondence concerning the plan should be directed to the plan administrator by mail at                                or by phone at                        , or by e-mail at                                 . All details of the plan are located in the prospectus.

We have filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to this registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to                             , by mail at                                            , by phone at          , or by e-mail at                             .

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of                shares of stock, par value $0.001 per share, of which                       shares are classified as common stock and                    shares are classified as preferred stock. There is currently no market for our common stock, and we do not expect that a market for our shares will develop in the future. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Except as may otherwise be specified in the terms of any class or series of common stock, each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The board has discretion to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of preferred stock. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter contains a provision that limits the liability of our directors and officers to us and our stockholders for money damages and our charter and bylaws requires us to indemnify and advance expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to (i) any present or former director or officer, (ii) any individual who, while a director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and (iii) that our Adviser and its officers, managers, agents, employees, controlling persons and members, and any other person or entity affiliated with it. However, in accordance with guidelines adopted by the North American Securities Administrators Association, our charter and the Advisory Agreement provide that we may not indemnify an indemnitee for any liability or loss suffered by such indemnitee nor hold harmless such indemnitee for any loss or liability suffered by us unless (1) the indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the program, (2) the indemnitee was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by our Adviser or an interested director of the Company, or was not the result of gross negligence or willful misconduct by an independent director of the Company and (4) the indemnification or agreement to hold harmless is only recoverable out of our net assets and not from our stockholders. In addition,  we expect that our Adviser will indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Advisory Agreement. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

In addition, we will not provide indemnification to a person for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered and sold as to indemnification for violations of securities laws. We may advance funds to an indemnitee for legal expenses and other costs incurred as a result of legal action for which indemnification is being sought only if all of the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf; (ii) the indemnitee has provided us with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iv) the indemnitee undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which he or she is found not to be entitled to indemnification.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors, Number of Directors; Vacancies; Removal

As permitted by Maryland law, a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director.

Our charter provides that a majority of our board of directors must be independent directors, and the 1940 Act requires that a majority of our board of directors be persons other than “interested persons” as defined in the 1940 Act.

Our charter provides that the number of directors will be set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time establish, increase or decrease the number of directors. However, the number of directors may never be less than one or more than twelve. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits consent by the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (i) by or at the direction of the board of directors or (ii) provided that has been called in accordance with our bylaws for the purpose of electing directors by a stockholder who is a stockholder of record both at the time of giving notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders who are stockholders of record at the time of the request and are entitled to cast not less than 10% of all the votes entitled to be cast on such matter at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must generally be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to our charter to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of the company each must be approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our charter provides that the stockholders may, upon the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter,

•	Amend the charter; or

•	Remove the Adviser and elect a new investment adviser.

Without the approval of stockholders entitled to case a majority of all the votes entitled to be cast on the matter, our board of directors may not:

•	Amend the charter; or

•
Except as permitted by our charter, permit our Adviser to voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our stockholders;

•	Appoint a new investment adviser;

•	Unless otherwise permitted by law, sell all or substantially all of our assets other than in the ordinary course of business; and

•	Unless otherwise permitted by law, approve a merger, consolidation or roll-up

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act defined and discussed below, as permitted by the Maryland General Corporation Law, our stockholders will not be entitled to exercise appraisal rights unless our board of directors determines that appraisal rights apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Tender Offers

Our charter provides that any tender offer made by any person, including any “mini-tender” offer, must comply with most of the provisions of Regulation 14D of the Securities Exchange Act of 1934, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. If the offeror does not comply with the provisions set forth above, we will have the right to redeem that offeror’s shares, if any, and any shares acquired in such tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of our company and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our assets from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with our Adviser or our directors and must be engaged to a substantial extent in the business of rendering opinions regarding the value of real property and/or other assets of the type held by us. If the appraisal will be included in a prospectus used to offer the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, the appraisal will be filed with the SEC and the states in which the securities are being registered as an exhibit to the registration statement for the offering. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our stockholders. We will include a summary of the independent appraisal, indicating all material assumptions underlying the appraisal, in a report to the stockholders in connection with a proposed roll-up transaction.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to common stockholders who vote against the proposal a choice of: (1) accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or (2) one of the following: (i) remaining stockholders and preserving their interests in us on the same terms and conditions as existed previously; or (ii) receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction: (a) which would result in common stockholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in our charter, including rights with respect to the election and removal of directors, amendment of the charter and our dissolution; (b) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor; (c) in which our common stockholders’ rights to access of records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in our charter; or (d) in which we would bear any of the costs of the roll-up transaction if our common stockholders reject the roll-up transaction.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Act. Shares owned by the acquirer, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Securities Exchange Act of 1934 and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws.

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the exclusive power to fix the number of directors;

•	provide that a director may be removed only by the vote of stockholders entitled to cast two-thirds of all the votes entitled to be cast;

•
provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders.

Pursuant to our charter, we have elected to provide that all vacancies on the board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Such election is subject to applicable requirements of the 1940 Act and to the provisions of any class or series of preferred stock established by the board.

Reports to Stockholders

Because of our public offering of securities and our expectation of having more than 500 stockholders, we will file annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K, respectively, proxy statements and other reports required by the federal securities laws with the SEC via the SEC’s EDGAR filing system.  These reports will be available upon filing on the SEC’s website at www.sec.gov. These reports will also be available on our website at www.bdc-america.com.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information (“documents”) electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. Federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code commencing in the first taxable year in which we meet the minimum offering requirements. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Even if we qualify as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to  U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. Federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no U.S. federal income tax. We generally will endeavor in each taxable year to avoid any U.S. Federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	elect to be treated as a RIC;

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the diversification tests.

In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any investments held through a special purpose corporation would generally be subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company.  Any such restructuring may result in unusable capital losses and future non-cash income.  Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes.  In that case, our yield on those securities would be decreased.  Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” or PFIC, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders.  Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains.  If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the originary earnings and net capital gain of the QEF, even if such income is not distributed to it.  Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income.  Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

Under Section 988 of the Code, gain or loss attributable to fluctuations in exchange rates between the time we accrue income, expenses, or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss.  Similarly, gain or loss on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Qualifying Assets Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “—Failure To Obtain RIC Tax Treatment.”

As a regulated investment company, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits RICs to carry forward net capital losses for up to eight taxable years.  However, future transactions we engage in may cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code. Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the diversification tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the diversification tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances.  An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences.  The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders and not by U.S. stockholders that are generally exempt from U.S. federal income taxation.  U.S. stockholders should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to “qualifying dividends” (at a maximum tax rate of 15% through 2010) provided that we properly designate such distribution as derived from “qualified dividend income” and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (at a maximum rate of 15% through 2010 in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We could be subject to the alternative minimum tax, or the AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders’ AMT liabilities.  Although regulations explaining the precise method of apportionement have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

We may have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement.  If a portion of such distribution is paid in cash (which portion may be as low as 10% for our taxable years through 2011) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes.  As a result, U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, noncorporate U.S. stockholders, including individuals, trusts and estates, are subject to a maximum U.S. federal income tax rate of 15% (through 2010) on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Noncorporate stockholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

A “publicly offered regulated investment company” is a regulated investment company whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year.  If we are not a publicly offered regulated investment company for any period, a non-corporate shareholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below.  For non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered regulated investment company, including advisory fees.  In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such a shareholder’s adjusted gross income, and are not deductible for AMT purposes.   While we anticipate that we will constitute a publicly offered regulated investment company after our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. Federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax, or backup withholding, at a rate of 28% (through 2010), from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of our stock of $2 million or more for a noncorporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Internal Revenue Service Form 8886 (or successor form).  Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Significant monetary penalties apply to a failure to comply with this reporting requirement.  States may also have a similar reporting requirement.  Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies.

Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to U.S. Federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30% on capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. stockholders, and gains realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

We may have the ability to declare a large portion of a distribution in shares of our common stock to satisfy the Annual Distribution Requirement.  If a portion of such dividend is paid in cash (which portion may be as low as 10% for our taxable years through 2011) and certain requirements are met, the entire distribution to the extent of our current and accumulated earnings and profits will be treated as a dividend for U.S. federal income tax purposes.  As a result, non-U.S. stockholders will be taxed on the distribution as if the entire distribution was cash distribution, even though most of the distribution was paid in shares of our common stock.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Obtain RIC Tax Treatment

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum rate applicable to qualified dividend income of 15% through 2010). Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to meet the RIC requirements for more than two consecutive years and then seek to re-qualify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate-level tax on any such unrealized appreciation during the succeeding 10-year period.

Recent Legislation

On March 18, 2010, the President signed into law the Hiring Incentives to Restore Employment Act of 2010, or the HIRE Act. The HIRE Act imposes a U.S. withholding tax at a 30% rate on dividends and proceeds of sale in respect of shares of our common stock received by U.S. stockholders who own their shares through foreign accounts or foreign intermediaries and certain non-U.S. stockholders if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. If payment of withholding taxes is required, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. withholding taxes with respect to such dividends and proceeds will be required to seek a refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld. These new withholding rules are generally effective for payments made after December 31, 2012.

On March 30, 2010, the President signed into law the Health Care and Education Reconciliation Act of 2010, or the Reconciliation Act. The Reconciliation Act will require certain U.S. stockholders who are individuals, estates or trusts to pay a 3.8% Medicare tax on, among other things, dividends on and capital gains from the sale or other disposition of stock, subject to certain exceptions. This tax will apply for taxable years beginning after December 31, 2012. U.S. stockholders should consult their tax advisors regarding the effect, if any, of the Reconciliation Act on their ownership and disposition of our common stock.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made.  The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes.  Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in our stock.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

REGULATION

Prior to the completion of this offering, we will elect to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we will not be permitted to invest in any portfolio company in which our Advisor, our Sponsor or any of their affiliates currently have an investment or to make any co-investments with our Adviser or Sponsor any of their affiliates without an exemptive order from the SEC.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.
is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.
is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

iv.	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that we control.

3.
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a business development company and RIC will affect our ability to raise, and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. We have attached our code of ethics as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy the code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Compliance Policies and Procedures

We expect that we have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We anticipate delegating our proxy voting responsibility to our Advisor. The proxy voting policies and procedures that we anticipate that our Advisor will follow are set forth below. The guidelines will be reviewed periodically by our Advisor and our non-interested directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, BDCA Advisor, LLC has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of BDCA Advisor, LLC are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

BDCA Advisor, LLC will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although BDCA Advisor, LLC will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of BDCA Advisor, LLC are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how BDCA Advisor, LLC intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 405 Park Avenue, 15th Floor New York, NY 10022.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we will be subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. For example:

•
pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer will be required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports will be required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•
pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting. This report must be audited by our independent registered public accounting firm.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

PLAN OF DISTRIBUTION

General

We are offering a maximum of 150,000,000 shares of our common stock to the public at an initial offering price of $10.00 per share, except as provided below.  We expect to engage Realty Capital Securities, LLC as the dealer manager. The shares are being offered on a “best efforts” basis, which means generally that the dealer manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares.  The offering of shares of our common stock will terminate on or before                 , 2013, which is three years after the effective date of this offering, unless we elect to extend it to a date no later than                , 2014.  This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time prior to the stated termination date.

After meeting the minimum offering requirement and holding our initial closing, we will then sell our shares on a continuous basis at a price of $10.00; however, if our net asset value per share increases above $10.00 per share, we will increase the offering price to that price which, after deduction of selling commissions and dealer manager fees, will be equal to our net asset value per share. Therefore, persons who tender subscriptions for shares of our common stock in this offering must submit subscriptions for a fixed dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. Promptly following any such adjustment to the offering price per share, we will file a prospectus supplement with the SEC disclosing the adjusted offering price, and we will also post the updated information on our website at www.bdc-america.com.

Although we will offer shares of our common stock on a continuous basis, we expect to accept subscriptions at weekly closings in which we admit new stockholders. Shares pursuant to our distribution reinvestment plan will be issued on the same date that we hold our weekly closing, one business day following the date a distribution is payable. In addition, in months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our weekly closings for the sale of shares in this offering.

About the Dealer Manager

We expect to engage Realty Capital Securities, LLC as our dealer manager. Realty Capital Securities, LLC is a member firm of the Financial Industry Regulatory Authority (FINRA). Realty Capital Securities, LLC was organized on August 29, 2007 for the purpose of participating in and facilitating the distribution of securities of real estate programs sponsored by American Realty Capital II, LLC, its affiliates and its predecessors.  Realty Capital Securities, LLC is indirectly owned by American Realty Capital II, LLC.  Realty Capital Securities, LLC is the dealer manager or is named in the registration statement as dealer manager in five offerings, including two offerings in which American Realty Capital is the sole sponsor, that are either effective or in registration.

Compensation of Dealer Manager and Selected Broker-Dealers

Except as provided below, the dealer manager will receive selling commissions of 7.0% of the gross proceeds of shares sold in the offering. The dealer manager will also receive a dealer manager fee of 3.0% of the gross offering proceeds as compensation for acting as the dealer manager. In addition, we may reimburse our dealer manager for due diligence expenses included in detailed and itemized invoices.

We expect the dealer manager to authorize other broker-dealers that are members of FINRA, which we refer to as selected broker-dealers, to sell our shares. The dealer manager may reallow all of its selling commissions attributable to a selected broker-dealer.

The dealer manager, in its sole discretion, may reallow to any selected broker-dealer a portion of its dealer manager fee for reimbursement of marketing expenses. The amount of the reallowance will be based on such factors as the number of shares sold by the selected broker-dealer, the assistance of the broker-dealer in marketing the offering and due diligence expenses incurred. The maximum aggregate amount of the reallowances of the 3.0% dealer manager fee will be 1.5% of the gross proceeds from shares sold in the offering.

We will not pay selling commissions or dealer manager fees on shares sold under our distribution reinvestment plan. The amount that would have been paid as selling commissions and dealer-manager fees if the shares sold under our distribution reinvestment plan had been sold pursuant to this public offering of shares will be retained and used by us. Therefore, the net proceeds to us for sales under our distribution reinvestment plan will be greater than the net proceeds to us for sales pursuant to this prospectus.

Under the rules of FINRA, the maximum compensation payable to members of FINRA participating in this offering may not exceed 10% of our gross offering proceeds. If, upon the termination of the offering, the total amount of underwriting compensation paid in connection with the offering exceeds 10% of our gross offering proceeds (excluding proceeds from the sale of shares under our distribution reinvestment plan), then the dealer manager will pay to us an amount equal to the underwriting compensation in excess of 10%.

In addition to the dealer manager fee, we will reimburse the dealer manager for reimbursements it may make to broker-dealers for reasonable bona fide due diligence expenses incurred which are supported by a detailed and itemized invoice.

We have agreed to indemnify the participating broker-dealers, including the dealer manager and selected registered investment advisors, against certain liabilities arising under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement. The broker-dealers participating in the offering of shares of our common stock are not obligated to obtain any subscriptions on our behalf, and we cannot assure you that any shares of common stock will be sold.

We will not pay any selling commissions in connection with the sale of shares to investors whose contracts for investment advisory and related brokerage services include a fixed or “wrap” fee feature.  Investors may agree with their participating brokers to reduce the amount of selling commissions payable with respect to the sale of their units shares down to zero (i) if the investor has engaged the services of a registered investment advisor or other financial advisor who will be paid compensation for investment advisory services or other financial or investment advice or (ii) if the investor is investing through a bank trust account with respect to which the investor has delegated the decision-making authority for investments made through the account to a bank trust department. The net proceeds to us will not be affected by reducing the commissions payable in connection with such transaction. Neither our dealer manager nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or a bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in our shares.

We or our affiliates also may provide permissible forms of non-cash compensation to registered representatives of our dealer manager and the participating broker-dealers, such as golf shirts, fruit baskets, cakes, chocolates, a bottle of wine, a gift certificate (provided it cannot be redeemed for cash) or tickets to a sporting event.  In no event shall such items exceed an aggregate value of $100 per annum per participating salesperson, or be pre-conditioned on achievement of a sales target.  The value of such items will be considered underwriting compensation in connection with this offering.

We have agreed to indemnify the participating broker-dealers, including our dealer manager and selected registered investment advisors, against certain liabilities arising under the Securities Act. However, the SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and is unenforceable.

We will not pay selling commissions in connection with the sale of our common stock to one or more soliciting dealers and to their respective officers and employees and some of their respective affiliates who request and are entitled to purchase common stock net of selling commissions.

It is illegal for us to pay or award any commissions or other compensation to any person engaged by you for investment advice as an inducement to such advisor to advise you to purchase our common stock; however, nothing herein will prohibit a registered broker-dealer or other properly licensed person from earning a sales commission in connection with a sale of the common stock.

Our executive officers and directors and their immediate family members, as well as officers and employees of our Adviser and its members and their affiliates and their immediate family members (including spouses, parents, grandparents, children and siblings) and other individuals designated by management, and, if approved by our board of directors, joint venture partners, consultants and other service providers, may purchase shares of our common stock in this offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. We expect that a limited number of shares of our common stock will be sold to individuals designated by management, net of all selling commissions and dealer manager fees, shortly after the commencement of the offering. However, except for certain share ownership and transfer restrictions contained in our charter, there is no limit on the number of shares of our common stock that may be sold to such persons. In addition, the selling commission and the dealer manager fee may be reduced or waived in connection with certain categories of sales, such as sales for which a volume discount applies, sales to certain institutional investors, sales through investment advisers or banks acting as trustees or fiduciaries and sales to our affiliates. The amount of net proceeds to us will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. Our Adviser and its affiliates will be expected to hold their shares of our common stock purchased as stockholders for investment and not with a view towards distribution. Shares of our common stock purchased by our executive officers and directors, our Adviser and by officers, employees or other affiliates of our Adviser shall not count toward the minimum offering requirement.

To the extent permitted by law and our charter, we will indemnify the selected broker-dealers and the dealer manager against some civil liabilities, including certain liabilities under the Securities Act and liabilities arising from breaches of our representations and warranties contained in the dealer manager agreement.

We are offering volume discounts to investors who purchase more than $500,000 worth of our shares through the same selected broker-dealer in our offering. The net proceeds to us from a sale eligible for a volume discount will be the same, but the selling commissions payable to the selected broker-dealer will be reduced. The following table shows the discounted price per share and the reduced selling commissions payable for volume sales of our shares.

Dollar Amount of Shares Purchased	Purchase Price per Incremental Unit in Volume Discount Range(1)	Reduced Commission Rate
$1 – $500,000	$10.00	7.0%
$500,000 – $750,000	$9.90	6.0%
$750,000 – $1,000,000	$9.80	5.0%
$1,000,000 – $2,500,000	$9.70	4.0%
$2,500,000 – $5,000,000	$9.60	3.0%
$5,000,000 and up	$9.50	2.0%
(1)           Assumes a $10.00 per share offering price. Discounts will be adjusted appropriately for changes in the offering price.

We will apply the reduced selling price per share and selling commissions to the incremental shares within the indicated range only. Thus, for example, assuming a price per share of $10.00, a purchase of $1,250,000 would result in a weighted average purchase price of $9.88 per share as shown below:

•	$500,000 at $10.00 per share (total: 50,000 shares) and a 7.0% commission;

•	$250,000 at $9.90 per share (total: 25,252.525 shares) and a 6.0% commission;

•	$250,000 at $9.80 per share (total: 25,510.204 shares) and a 5.0% commission; and

•	$250,000 at $9.70 per share (total: 25,773.196 shares) and a 4.0% commission.

Subscriptions may be combined for the purpose of determining the volume discounts in the case of subscriptions made by any “purchaser,” as that term is defined below, provided all such shares are purchased through the same broker-dealer. The volume discount shall be prorated among the separate subscribers considered to be a single “purchaser.” Any request to combine more than one subscription must be made in writing submitted simultaneously with your subscription for shares, and must set forth the basis for such request. Any such request will be subject to verification by the dealer manager that all of such subscriptions were made by a single “purchaser.”

For the purposes of such volume discounts, the term “purchaser” includes:

•	an individual, his or her spouse and their children under the age of 21 who purchase the shares for his, her or their own accounts;

•	a corporation, partnership, association, joint-stock company, trust fund or any organized group of persons, whether incorporated or not;

•	an employees’ trust, pension, profit sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code;

•	all commingled trust funds maintained by a given bank; and

•	any person or entity, or persons or entities, acquiring shares that are clients of and are advised by a single investment adviser registered with the Investment Advisers Act of 1940.

If a single purchaser described in the categories above wishes to have its orders so combined, that purchaser will be required to request the treatment in writing, which request must set forth the basis for the discount and identify the orders to be combined.  Any request will be subject to our verification that all of the orders were made by a single purchaser.

Orders also may be combined for the purpose of determining the commissions payable in the case of orders by any purchaser described in any category above who, within 90 days of its initial purchase of shares, orders additional shares.  In this event, the commission payable with respect to the subsequent purchase of shares will equal the commission per share which would have been payable in accordance with the commission schedule set forth above if all purchases had been made simultaneously.  Purchases subsequent to this 90-day period will not qualify to be combined for a volume discount as described herein.

In order to encourage purchases of shares of our common stock in excess of 500,000 shares, our dealer manager may, in its sole discretion, agree with a purchaser to reduce the selling commission and the marketing support fee. However, in no event will the net proceeds to us be affected by such fee reductions. For the purposes of such purchases in excess of 500,000 shares, the term “purchaser” has the same meaning as defined above with respect to volume discount purchases.

California residents should be aware that volume discounts will not be available in connection with the sale of shares made to California residents to the extent such discounts do not comply with the provisions of Rule 260.140.51 adopted pursuant to the California Corporate Securities Law of 1968. Pursuant to this rule, volume discounts can be made available to California residents only in accordance with the following conditions:

•	there can be no variance in the net proceeds to us from the sale of the shares to different purchasers of the same offering;

•	all purchasers of the shares must be informed of the availability of quantity discounts;

•	the same volume discounts must be allowed to all purchasers of shares which are part of the offering;

•	the minimum amount of shares as to which volume discounts are allowed cannot be less than $10,000;

•	the variance in the price of the shares must result solely from a different range of commissions, and all discounts must be based on a uniform scale of commissions; and

•	no discounts are allowed to any group of purchasers.

Accordingly, volume discounts for California residents will be available in accordance with the foregoing table of uniform discount levels based on dollar volume of shares purchased, but no discounts are allowed to any group of purchasers, and no subscriptions may be aggregated as part of a combined order for purposes of determining the number of shares purchased.

Subscription Process

To purchase shares in this offering, you must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater then $1,000 and pay such amount at the time of subscription. You should pay for your shares by delivering a check for the full purchase price of the shares, payable to “Wells Fargo, as agent for Business Development Corporation of America.”  You should exercise care to ensure that the applicable subscription agreement is filled out correctly and completely.

By executing the subscription agreement, you will attest, among other things, that you:

•	have received the final prospectus;

•	agree to be bound by the terms of our charter;

•	meet the suitability requirements described in this prospectus;

•	are purchasing the shares for your own account;

•	acknowledge that there is no public market for our shares; and

•	are in compliance with the USA PATRIOT Act and are not on any governmental authority watch list.

We include these representations in our subscription agreement in order to prevent persons who do not meet our suitability standards or other investment qualifications from subscribing to purchase our shares.

Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. We may not accept a subscription for shares until at least five business days after the date you receive the final prospectus. Subject to compliance with Rule 15c2-4 of the Exchange Act, our dealer manager and/or the broker-dealers participating in the offering will promptly submit a subscriber’s check on the business day following receipt of the subscriber’s subscription documents and check. In certain circumstances where the suitability review procedures are more lengthy than customary, a subscriber’s check will be promptly deposited in compliance with Exchange Act Rule 15c2-4. The proceeds from your subscription will be deposited in a segregated escrow account and will be held in trust for your benefit, pending our acceptance of your subscription.

A sale of the shares may not be completed until at least five business days after the subscriber receives our final prospectus as filed with the SEC pursuant to Rule 497 of the Securities Act. Within ten business days of our receipt of each completed subscription agreement, we will accept or reject the subscription.  If we accept the subscription, we will mail a confirmation within three days.  If for any reason we reject the subscription, we will promptly return the check and the subscription agreement, without interest (unless we reject your subscription because we fail to achieve the minimum offering) or deduction, within ten business days after rejecting it.

Minimum Offering

Subscription proceeds will be placed in escrow until such time as subscriptions aggregating at least the minimum offering of 250,000 shares of our common stock have been received and accepted by us. Any shares purchased by our Adviser or its affiliates will not be counted in calculating the minimum offering. Funds in escrow will be invested in short-term investments, which may include obligations of, or obligations guaranteed by, the U.S. government or bank money-market accounts or certificates of deposit of national or state banks that have deposits insured by the Federal Deposit Insurance Corporation (including certificates of deposit of any bank acting as a depository or custodian for any such funds) that can be readily sold, with appropriate safety of principal. Subscribers may not withdraw funds from the escrow account.

If subscriptions for at least the minimum offering have not been received and accepted by        , 2011, which is one year after the effective date of this offering, our escrow agent will promptly so notify us, this offering will be terminated and your funds and subscription agreement will be returned to you within ten days after the date of such termination.  Interest will accrue on funds in the escrow account as applicable to the short-term investments in which such funds are invested.  During any period in which subscription proceeds are held in escrow, interest earned thereon will be allocated among subscribers on the basis of the respective amounts of their subscriptions and the number of days that such amounts were on deposit.  Such interest will be paid to subscribers upon the termination of the escrow period, subject to withholding for taxes pursuant to applicable Treasury Regulations. We will bear all expenses of the escrow and, as such, any interest to be paid to any subscriber will not be reduced for such expense.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our shares, although only when accompanied by or preceded by the delivery of the prospectus, as supplemented. We will submit all supplemental sales material to the SEC for review prior to distributing such material. The supplemental sales material does not contain all of the information material to an investment decision and should only be reviewed after reading the prospectus. The sales material expected to be used in permitted jurisdictions includes:

•	investor sales promotion brochures;

•	cover letters transmitting the prospectus;

•	brochures containing a summary description of the offering;

•	fact sheets describing the general nature of Business Development Corporation of America and our investment objectives;

•	asset flyers describing our recent investments;

•	broker updates;

•	online investor presentations;

•	third-party article reprints;

•	website material;

•	electronic media presentations; and

•	client seminars and seminar advertisements and invitations.

All of the foregoing material will be prepared by our Adviser or its affiliates with the exception of the third-party article reprints, if any. In certain jurisdictions, some or all of such sales material may not be available. In addition, the sales material may contain certain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares in this offering only by means of this prospectus. Although the information contained in our supplemental sales materials will not conflict with any of the information contained in the prospectus, as supplemented, the supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in the prospectus, or the registration statement of which the prospectus is a part.

SUITABILITY STANDARDS

The following are our suitability standards for investors which are required by the Omnibus Guidelines published by the North American Securities Administrators Association in connection with our continuous offering of common shares under this registration statement.

Pursuant to applicable state securities laws, shares of common stock offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. Initially, there is not expected to be any public market for the shares, which means that it may be difficult to sell shares. As a result, we have established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings, and personal automobiles) of at least $250,000. Our suitability standards also require that a potential investor (1) can reasonably benefit from an investment in us based on such investor’s overall investment objectives and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (3) has apparent understanding of (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the shares, (d) the background and qualifications of our Adviser, and (e) the tax consequences of the investment.

In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards.

Alabama—Investors must have a net worth of at least 10 times their investment in us.

Arizona—The term of this offering shall be effective for a period of one year with the ability to renew for additional periods of one year.

Iowa—Investors who reside in the state of Iowa must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, an Iowa investor’s total investment in us shall not exceed 10% of his or her net worth.

Kansas—The Office of the Kansas Securities Commissioner recommends that you should limit your aggregate investment in our shares and other similar investments to not more than 10% of your liquid net worth. Liquid net worth is that portion of your total net worth (assets minus liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

Kentucky—Investors who reside in the state of Kentucky must have either (i) a liquid net worth of $85,000 and annual gross income of $85,000 or (ii) a liquid net worth of $300,000. Additionally, a Kentucky investor’s total investment in us shall not exceed 10% of his or her liquid net worth.

Nebraska—We must sell a minimum of 500,000 shares before accepting any subscriptions from residents of Nebraska.

Ohio—In addition to the suitability standards above, the state of Ohio requires that each Ohio investor will limit his or her investment in our common stock to a maximum of 10% of his or her net worth.

The minimum purchase amount is $1,000 in shares of our common stock. To satisfy the minimum purchase requirements for retirement plans, unless otherwise prohibited by state law, a husband and wife may jointly contribute funds from their separate individual retirement accounts, or IRAs, provided that each such contribution is made in increments of $500. You should note that an investment in shares of our common stock will not, in itself, create a retirement plan and that, in order to create a retirement plan, you must comply with all applicable provisions of the Code.

If you have satisfied the applicable minimum purchase requirement, any additional purchase must be in amounts of at least $500. The investment minimum for subsequent purchases does not apply to shares purchased pursuant to our distribution reinvestment plan.

In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the shares of our stock or by the beneficiary of the account.

These suitability standards are intended to help ensure that, given the long-term nature of an investment in shares of our stock, our investment objectives and the relative illiquidity of our stock, shares of our stock are an appropriate investment for those of you who become stockholders. Those selling shares on our behalf must make every reasonable effort to determine that the purchase of shares of our stock is a suitable and appropriate investment for each stockholder based on information provided by the stockholder in the subscription agreement. Each selected broker-dealer is required to maintain for six years records of the information used to determine that an investment in shares of our stock is suitable and appropriate for a stockholder.

In purchasing shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by the Employee Retirement Income Security Act of 1974, or ERISA, or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

LIQUIDITY STRATEGY

We intend to explore a potential liquidity event for our stockholders between five and seven years following the completion of our offering stage. However, we may determine to explore or complete a liquidity event sooner than between five and seven years following the completion of our offering stage. We will view our offering stage as complete as of the termination date of our most recent public equity offering, if we have not conducted a public offering in any continuous three-year period. We may determine not to pursue a liquidity event if we believe that then-current market conditions are not favorable for a liquidity event, and that such conditions will improve in the future. A liquidity event could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our shares on a national securities exchange, or (3) a merger or another transaction approved by our board of directors in which our stockholders will receive cash or shares of a publicly traded company. We refer to the above scenarios as “liquidity events.” While our intention is to seek to explore a potential liquidity event between five and seven years following the completion of our offering stage, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. In making a determination of what type of liquidity event is in the best interest of our stockholders, our board of directors, including our independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for stockholder liquidity. If we determine to pursue a listing of our securities on a national securities exchange in the future, at that time we may consider either an internal or an external management structure.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares of common stock repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of our share repurchase program.

SHARE REPURCHASE PROGRAM

We do not currently intend to list our securities on any securities exchange and do not expect a public market for them to develop in the foreseeable future. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to our liquidation or other liquidity event, other than through our share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors.

Beginning 12 months after we meet the minimum offering requirement, and on a quarterly basis thereafter, we intend to offer to repurchase shares on such terms as may be determined by our board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of our board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. Under the Maryland General Corporation Law, a Maryland corporation may not make a distribution to stockholders, including pursuant to our repurchase program, if, after giving effect to the distribution, (i) the corporation would not be able to pay its indebtedness in the ordinary course or (ii) the corporation’s total assets would be less than its total liabilities plus preferential amounts payable on dissolution with respect to preferred stock. We anticipate conducting such repurchase offers in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934 and the 1940 Act. In months in which we repurchase shares, we expect to conduct repurchases on the same date that we hold our weekly closings for the sale of shares in this offering.

The board also will consider the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of our assets (including fees and costs associated with disposing of assets);

•	our investment plans and working capital requirements;

•	the relative economies of scale with respect to our size;

•	our history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.

We currently intend to limit the number of shares to be repurchased during any calendar year to the number of shares we can repurchase with the proceeds we receive from the sale of shares of our common stock under our distribution reinvestment plan. At the discretion of our board of directors, we may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase shares. In addition, we do not expect to repurchase shares in any calendar year in excess of 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter. We further anticipate that we will offer to repurchase such shares on each date of repurchase at a price equal to 90% of the current offering price on each date of repurchase.

If you wish to tender your shares to be repurchased you must either tender at least 25% of the shares you purchased in the offering or all of the shares that you own. If you choose to tender only a portion of your shares, you must maintain a minimum balance of $1,000 worth of shares of common stock following a tender of shares for repurchase. If the amount of repurchase requests exceeds the number of shares we seek to repurchase, we will repurchase shares on a pro-rata basis. As a result, we may repurchase less than the full amount of shares that you request to have repurchased. If we do not repurchase the full amount of your shares that you have requested to be repurchased, or we determine not to make repurchases of our shares, you may not be able to dispose of your shares. Any periodic repurchase offers will be subject in part to our available cash and compliance with the 1940 Act.

The board of directors will require that we repurchase shares or portions thereof from you pursuant to written tenders only on terms they determine to be fair to us and to all of our stockholders. Repurchases of your shares by us will be paid in cash. Repurchases will be effective after receipt and acceptance by us of all eligible written tenders of shares from our stockholders.

When the board of directors determines that we will offer to repurchase shares or fractions thereof, tender offer materials will be provided to you describing the terms thereof, and containing information you should consider in deciding whether and how to participate in such repurchase opportunity.

Any tender offer presented to our stockholders will remain open for a minimum of 20 business days following the commencement of the tender offer. In the materials that we will send to our stockholders, we will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the tender offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to our stockholders, we will send revised materials reflecting such changes and will extend the tender offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, we will extend the tender offer period by a minimum of an additional ten business days.

In order to submit shares to be tendered, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to our stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the tender offer, stockholders may withdraw their tenders by submitting a notice of withdrawal to us. If shares have not been accepted for payment by us, tenders may be withdrawn any time prior to 40 business days following the expiration of the tender offer.

We will not repurchase shares, or fractions thereof, if such repurchase will cause us to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction.

In the event that our Adviser or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may tender shares for repurchase in connection with any repurchase offer we make on the same basis as any other stockholder, except for the initial capital contribution of our Adviser, our Adviser will not tender its shares for repurchase as long as our Adviser remains our investment adviser.

We intend to seek exemptive relief from the SEC from Rule 102 of Regulation M under the Securities Exchange Act of 1934, as amended, in connection with our proposed share repurchase program. We believe that we will receive exemptive relief from the SEC which would allow us to conduct repurchases as noted above. However, to the extent we are unable to receive such relief, we would instead make repurchases under the share repurchase program at prices equal to the current net asset value of our common shares, which would not require exemptive relief from the SEC. If we modify any of the material terms of our proposed share repurchase program, including the price at which we would offer to make repurchases, we will reflect such revisions in a sticker supplement to the prospectus.

Transfer on death designation. You have the option of placing a transfer on death, or “TOD,” designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the states of Louisiana or North Carolina. If you would like to place a TOD designation on your shares, you must check the TOD box on the subscription agreement and you must complete and return the transfer on death form available upon request to us in order to effect the designation.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our Securities are held under a custody agreement by                        .                                   acts as our transfer agent, plan administrator, distribution paying agent and registrar. The principal business address of                                      is                                    , telephone number:                                      .

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our Adviser shall be primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser will generally seek reasonably competitive trade execution costs, they will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Bass, Berry & Sims PLC, Memphis, Tennessee, and certain matters with respect to Maryland law will be passed upon by Venable LLP, Baltimore, Maryland.

EXPERTS

                       , an independent registered public accounting firm located at                                      , has audited our financial statements as of       .

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Business Development Corporation of America and its affiliated companies. This notice supersedes any other privacy notice you may have received from Business Development Corporation of America.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of our Adviser. It is our policy that only authorized employees of our Adviser who need to know your personal information will have access to it.

•
Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT

You should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, you should not rely upon such information or representation. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth above. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

Up to 150,000,000 Shares

Common Stock

Business Development Corporation of America

Realty Capital Securities, LLC

PART C

OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

(1) Financial Statements

The following financial statements of Business Development Corporation of America (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

•	Report of Independent Registered Public Accounting Firm
•	Balance Sheet as of
•	Notes to Balance Sheet

(2) Exhibits

(a)(1)	Articles of Incorporation of the Registrant
(a)(2)	Form of Amended and Restated Articles of Incorporation*
(b)	Bylaws of the Registrant*
(c)	Not applicable
(d)	Form of Subscription Agreement**
(e)	Distribution Reinvestment Plan*
(f)	Not applicable
(g)	Proposed Investment Advisory and Management Services Agreement by and between Registrant and Adviser*
(h)	Form of Dealer Manager Agreement*
(i)	Not applicable
(j)	Form of Custodian Agreement*
(k)(1)	Form of Escrow Agreement*
(k)(2)	Form of Administration Agreement*
(k)(3)	Form of Transfer Agency and Registrar Services Agreement*
(l)	Opinion of Venable LLP*
(m)	Not applicable
(n)(1)	Consent of Venable LLP (incorporated by reference to Exhibit l hereto)*
(n)(2)	Consent of Independent Registered Public Accounting Firm*
(o)	Not applicable
(p)	Form of Subscription Agreement by and between Registrant and Adviser*
(q)	Not applicable
(r)	Code of Ethics*

*	To be filed by pre-effective amendment.
**	To be included in the Prospectus as Appendix A by pre-effective amendment and subsequently incorporated herein by reference.

Item 26.    Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses of Issuance and Distribution

SEC registration fee		$106,950
FINRA filing fee		$75,500
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing and engraving	$	*
Miscellaneous fees and expenses	$	*
Total	$	*

* To be completed by pre-effective amendment.

The amounts set forth above, except for the SEC and FINRA fees, will in each case be estimated and assumed that we sell all of the shares being registered by this registration statement. All of the expenses set forth above shall be borne by the Registrant.

Item 28.    Persons Controlled by or Under Common Control

See “Management”, “Certain Relationships and Related Party Transactions” and “Control Persons and Principal Stockholders” in the prospectus contained herein.

Item 29.    Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at May 7,  2010.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	—

Item 30.    Indemnification

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter contains a provision that limits the liability of our directors and officers to us and our stockholders for money damages and our charter and bylaws requires us to indemnify and advance expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to (i) any present or former director or officer, (ii) any individual who, while a director or officer and, at our request, serves or has served another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and (iii) that our Adviser and its officers, managers, agents, employees, controlling persons and members, and any other person or entity affiliated with it. However, in accordance with guidelines adopted by the North American Securities Administrators Association, our charter and the proposed Investment Advisory Agreement provide that we may not indemnify an indemnitee for any liability or loss suffered by such indemnitee nor hold harmless such indemnitee for any loss or liability suffered by us unless (1) the indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the program, (2) the indemnitee was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by our Adviser or an interested director of the Company, or was not the result of gross negligence or willful misconduct by an independent director of the Company and (4) the indemnification or agreement to hold harmless is only recoverable out of our net assets and not from our stockholders. In addition, our Adviser has agreed to indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the proposed Advisory Agreement. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In addition, we will not provide indemnification to a person for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered and sold as to indemnification for violations of securities laws. We may advance funds to an indemnitee for legal expenses and other costs incurred as a result of legal action for which indemnification is being sought only if all of the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf; (ii) the indemnitee has provided us with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iv) the indemnitee undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which he or she is found not to be entitled to indemnification.

Item 31.    Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management” and “Investment Advisory and Management Services Agreement.”

Item 32.    Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder will be maintained at the offices of:

(1) the Registrant, 405 Park Avenue, 15th Floor, New York, NY 1002;

(2) the Transfer Agent,                           ;

(3) the Custodian,                          ;

(4) the Investment Adviser

Item 33.    Management Services

    Not Applicable.

Item 34.    Undertakings

We hereby undertake:

(1)           To suspend the offering of shares until the prospectus is amended if:

(i)	subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement, or

(ii)	our net asset value increases to an amount greater than our net proceeds as stated in the prospectus.

(2)           To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)
to reflect in the prospectus any facts or events after the effective date of the registration  statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(3)           That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered  therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering  thereof; and

(4)           to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5)           That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule497(b), (c), (d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part  of the registration statement or made in any such document immediately prior to such date of first use.

(6)           That for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration  statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(ii)
the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the  undersigned Registrant or its securities provided by or on behalf of the undersigned  Registrant; and

(iii)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 7th day of May, 2010.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

By:	/s/ Nicholas S. Schorsch
Name:	Nicholas S. Schorsch
Title:	Chief Executive Officer and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ Nicholas S. Schorsch
Nicholas S. Schorsch	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	May 7, 2010

/s/ William M. Kahane
William M. Kahane	President, Chief Operating Officer and Director	May 7, 2010

/s/ Brian S. Block
Brian S. Block	Chief Financial Officer (Principal Financial and Principal Accounting Officer)	May 7, 2010